UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

100 Pearl Street New York, New York 10004
(Address of principal executive offices)  (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2021

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	October 31, 2021

Dear Shareholders,

Instant Gratification Gives Way to Fundamentals

Pity poor Ralph. After an evening of gluttony, he suffered from major digestive issues while repeating, “I can’t believe I ate the whole thing.” Ralph appeared in a 1970s commercial, during which Alka-Seltzer miraculously cured his stomach woes. One can hardly blame Ralph: Overeating is common and one of many examples of instant gratification, such as conspicuous consumption, gambling and a wide range of other vices. Indeed, researchers say instant gratification floods our brains with short-term mood-enhancing blasts of dopamine, yet like Ralph’s stomach issues, comes at a high cost.

We believe the fiscal 12-month period ended October 31, 2021, illustrates many investors’ preference for short-term gratification. Despite growth equities exhibiting strong and durable fundamentals, investors favored lower-quality cyclical “value” stocks in the past year based on the reopening of the U.S. and other economies post the peak of the COVID-19 pandemic that occurred in late 2020. These kinds of companies benefited disproportionately during the reporting period from the “easy” growth occurring after they experienced massive revenue and earnings declines triggered by forced closures as the COVID-19 pandemic struck in 2020. In our view, the current high growth in revenues and profits reported by many cyclicals that dominate value indices is deceptive. As societies worldwide return to “normal” life as COVID-19 recedes – thanks to the amazing medical advances in vaccines and treatment we’ve seen these past nearly two years—we believe that these companies, and value stocks generally, will be faced with the reality that their long-term, “true” growth and fundamentals are, in many cases, quite poor and deteriorating. As that happens, we believe the longer-term fundamental outperformance of growth companies, innovative leaders in many sectors, will re-assert themselves, and that growth stocks will outperform value stocks again.

Investors Flock to Lower-Quality Cyclicals

Value equities rallied for most of the reporting period. Yet a strong rotation into growth equities that started in early June resulted in the 44.97% return of the Russell 3000 Value Index only modestly outperforming the 42.81% return of the Russell 3000 Growth Index during the fiscal 12-month period. Within the broad Russell 3000 Index, Energy led as investors anticipated that economic growth would support demand for oil, natural gas and other energy commodities, while Financials was the second-best performing sector, a result of increasing interest rates. The Real Estate sector also outperformed with particular strength in cyclical residential real estate investment trusts (REITs) and specialty REITs, such as timber and billboard companies. One interesting fact: small cap growth underperformed small cap value by a very large amount in the past year. In addition, small cap stocks generally are cheap on a historical basis relative to large cap stocks. We think this presents an interesting starting point for small cap growth stocks to potentially outperform in future periods.

Economic Outlook Becomes Less Clear

As the reporting period progressed, investors watched for signs of inflation due to deficit spending, strong labor demand, rising input costs and accelerating economic growth. These concerns appeared to be realized when the May Consumer Price Index climbed 5% year over year, its highest reading since August 2008. The Federal Reserve also helped dampen enthusiasm in June when it adopted a less dovish approach to inflation, signaling that it may raise interest rates in 2023 and discussing tapering its bond buying. Supply chain issues, including a shortage of semiconductors, also surfaced, with AutoForecast Solutions estimating that the problem caused Ford to cut production by some 566,000 vehicles. A muddled view of Washington negotiations on President Biden’s proposed $3.5 trillion stimulus plan also weighed upon sentiment.

We believe the reporting period illustrates that outperformance of value equities can be short lived and occurs within longer periods of growth equities outperforming. Even with the strong performance of value equities prior to June, the Russell 3000 Growth Index has generated an annualized return of 19.09%, outpacing the 12.79% return of the Russell 3000 Value Index during the 10-year period ended October 31, 2021.

Market Rally Extends Beyond the U.S.

Global markets as measured by the MSCI ACWI Index were also strong during the reporting period, with the index generating a 37.86% return, while the MSCI Emerging Markets Index generated a 17.33% return. Within the global benchmark, France, Hong Kong, Germany, the United States, the Netherlands and Switzerland were among the top performing countries.

The Appeal of Growth Equity Fundamentals

The aforementioned rotation to value equities occurred despite growth equities exhibiting the following characteristics at the start of the reporting period and to a similar degree throughout the 12 months:

•
Long-term earnings per share growth based on consensus estimates for the Russell 1000 Growth Index was approximately 17.6% at the start of the reporting period compared to only 7.8% for the Russell 1000 Value Index.

•	Return on equity, or the ratio of net income to shareholders’ equity, for the Russell 1000 Growth Index was approximately 29.7% compared to only 8.7% for the Russell 1000 Value Index.

•
Risk as determined by the ratio of net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) for the Russell 1000 Growth Index was only 0.7X compared to a substantially higher rate of 2.9X for the Russell 1000 Value Index.

The rotation into value equities, furthermore, appears to have overlooked another metric— the price to earnings growth ratio (PEG), which measures the cost per unit of future earnings growth. At the start of the reporting period, the S&P 500 Growth Index PEG ratio was 1.76 compared to the 2.6 ratio of the S&P 500 Value Index.

Comparing Drivers of Performance

The drivers of cyclical companies’ performance in the Energy and Financials sectors illustrate why rotations to value equities can be short lived unlike the potential for long-term gains of secular growth leaders with durable fundamentals.

•
Energy: During the second quarter of calendar year 2021, S&P 500 Energy sector earnings soared to $13.9 billion as commodity prices climbed, while during the same period last year the sector recorded a loss of $10.6 billion as the recession dramatically curtailed demand. We believe the long-term future performance of traditional oil and gas companies, however, faces many challenges. With the accelerated adoption of electric vehicles, as well as solar, wind and other renewable energy sources, we think the long-term outlook for oil and gas presents a difficult environment for these companies’ stocks to outperform. In comparison, companies that are squarely involved with the growth opportunities in electric vehicles, renewable power, battery storage and technology, etc. will be, we believe, much better opportunities for long-term appreciation for investors. Tesla, of course, is the leading example of both a company and stock that has benefitted from its innovation and leadership, and handsomely rewarded its long-term shareholders.

•
Financials: This sector is one of the most traditional and conservative, and thus lacking in innovation within its dominant companies (in terms of current size and brand). However, the major banks, credit card companies and other financial institutions are all, we believe, now faced with challenges from innovative, technology enabled, “fintech” companies that are upsetting the long-held status quo. Upstart Holdings, for example, has developed big data techniques, powered by artificial intelligence (AI), to advance credit scoring of loans. Banking companies using their technology can offer loans at much lower interest rates but make the same returns (or better) because of the ability to better price credit risk and reduce loan losses. Loans are a commodity – as are most financial services in the banking world – so Upstart has seen rapid and massive growth through the adoption of its technology by its banking customers. Similarly, other fintech companies like PayPal and Square are offering merchants and consumers better point-of-sale systems, integrated with financial and cash management systems for businesses or, for consumers, in better electronic wallets and cash “apps” for managing personal finances. The competitive pressures in this sector are enormous, and thus there are also traditional banks that have responded by innovating and developing solutions for emerging new customer profiles. For example, Signature Bank is growing well above the rate of growth of the traditional brick and mortar banking industry with its branchless banking services and apps that, in our view, are superior to most and also by targeting high growth customer segments within the cryptocurrency marketplaces.

Going Forward

At Alger, we will continue to focus on secular growth leaders that we believe have strong long-term fundamentals. We are in a highly innovative period in our society and in the world. The numerous initial public offerings of a new generation of growth companies have attracted tremendous attention. Many, if not most, are disruptors in their industries: changing how we purchase everything and anything, how it is delivered to us, changing what we drive and how we power and live in our homes, changing how we travel and how we engage with both friends and colleagues. Businesses of all sizes are realizing efficiency benefits from “digitizing” their internal processes – from marketing, to contract negotiation, to billing and expense payment. We intend to continue to use our time-tested fundamental research to understand these changes and innovations in business and our society and to find the companies that we think offer strong potential for attractive long-term performance for our portfolios and clients.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 35.72% for the fiscal 12-month period ended October 31, 2021, compared to the 43.21% return of the Russell 1000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Healthcare.

Contributors to Performance

The Financials and Industrials sectors provided the largest contributions to relative performance during the reporting period.

Regarding individual positions, Microsoft Corp.; Alphabet, Inc., Cl. C; Tesla, Inc.; Apple, Inc.; and NVIDIA Corp. were among the top contributors to absolute performance.

We believe Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance

The Consumer Discretionary and Healthcare sectors were among the sectors that detracted from relative performance during the reporting period. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; Expedia Group, Inc.; Snap, Inc., Cl. A; Discovery, Inc., Cl. A; and Five9, Inc. were among the top detractors from absolute performance.

Alibaba is the dominant e-commerce platform in China, where e-commerce remains underpenetrated and fast growing. It is also a leading player in China’s cloud computing, big data analytics, digital media and entertainment markets. The Fund owns Alibaba shares because of the large addressable market opportunities in e-commerce and cloud computing, as well as the company’s potential for exploiting those opportunities due to state-enacted barriers that block meaningful foreign competitors. Unfortunately, the Chinese communist party has exhibited increased regulatory oversight of Alibaba, which precluded the company from consummating a potentially value-creating initial public offering of ANT Financial, its formidable fintech platform. As a result of this near-term regulatory uncertainty, the Alibaba investment detracted from portfolio performance.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 36.44% for the fiscal 12-month period ended October 31, 2021, compared to the 43.21% return of the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Communication Services and the largest underweight was Healthcare.

Contributors to Performance

The Financials  and Industrials  sectors provided  the greatest  contributions to relative performance during the reporting period.

Regarding individual positions, Microsoft Corp.; Alphabet, Inc., Cl. C; Applied Materials, Inc.; Apple, Inc.; and Adobe, Inc. were among the top contributors to absolute performance. Shares of Microsoft performed strongly in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Detractors from Performance

The Consumer Discretionary and Healthcare sectors were among the sectors that detracted from relative performance during the reporting period. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; Magnite, Inc.; Snap, Inc., Cl. A; Expedia Group, Inc.; and Twilio, Inc., Cl. A. were among the top detractors from absolute performance. Shares of Alibaba underperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 41.08% for the fiscal 12-month period ended October 31, 2021, compared to the 39.43% return of the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology.

Contributors to Performance

The Communication Services and Financials sectors provided the largest contributions to relative performance during the reporting period.

Regarding individual positions, Upstart Holdings, Inc.; Moderna, Inc.; Bio-Techne Corp.; CrowdStrike Holdings, Inc., Cl. A; and US Foods Holding Corp. were among the top contributors to absolute performance.

Upstart Holdings provides an online marketplace lending platform that is powered by artificial intelligence. The platform facilitates the origination of prime and near prime unsecured consumer loans by acting as an intermediary between consumers and lending institutions, which is a capital-light model.

Shares of Upstart outperformed after the company said it delivered strong results for the second quarter and raised full-year 2021 guidance. In our view, the results showed that volume growth in the core personal loan business is strong as Upstart’s marketing funnel is gaining scale benefits while EBITDA margins are expanding and tracking well ahead of guidance. Upstart also continues to gain further traction in bank partnerships and make solid progress with its nascent auto loan product that is available in many states. In our view, the results demonstrate that Upstart has the potential to address a very large market over the coming years in a highly profitable way, and that the company’s investments in growth initiatives are bearing fruit.

Detractors from Performance

The Information Technology and Healthcare sectors were among the sectors that detracted from relative performance during the reporting period. Among individual positions, Forte Biosciences, Inc.; Quidel Corp.; Discovery, Inc., Cl. A; DermTech, Inc.; and Cheesecake Factory, Inc. were among the top detractors from absolute performance.

Quidel develops, manufactures and markets rapid point-of-care diagnostic solutions worldwide that are used for cardiac, toxicology and infectious disease testing. Quidel’s solutions are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories when quality, highly sensitive, low-cost, easy-to-use and fast diagnosis is particularly important. Shares of the company underperformed due to general concern that COVID-19 vaccines could result in decreased demand for Quidel’s COVID-19 testing products. Alger believes the need for testing can potentially last longer than the market is currently assuming. Additionally, Quidel has a significantly enhanced position in rapid point-of-care infectious disease testing, with a significant number of new instrument customers as a result of the pandemic.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 29.64% for the fiscal 12-month period ended October 31, 2021, compared to the 38.45% return of the Russell 2000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials.

Contributors to Performance

The Healthcare and Information Technology sectors provided the largest contributions to relative performance during the reporting period.

Regarding individual positions, HubSpot, Inc.; Bio-Techne Corp.; InMode Ltd.; Magnolia Oil & Gas Corp., Cl. A; and Bill.com Holdings, Inc. were among the top contributors to absolute performance.

Bill.com is an emerging growth company that provides software as a solution services for business-to-business (B2B) payments. Its services target small and medium-size businesses (SMB). We believe SMBs are in the very early stages of digitizing their B2B payments and that Bill.com has a strong first-mover advantage to capitalize on secular tailwinds. In our view, Bill.com offers a clear value add to customers, attractive unit economics and an emerging network effect that could drive revenue acceleration. Shares of Bill.com outperformed after the company announced strong results led by a material beat in volume and transaction revenue, well-received fiscal-year 2022 guidance and incremental details on recently acquired Divvy, which is an expense management and smart corporate credit card solutions provider. Details about Bill.com’s invoice2go, which includes mobile device and web-based invoicing, expense tracking and reporting tools, also supported performance. The company’s fiscal fourth quarter results underscored ongoing strength in organic Bill.com trends coupled with incremental revenue and cross-sell potential with Divvy and Invoice2go customers.

Detractors from Performance

The Consumer Discretionary and Industrials sectors were among the sectors that detracted from relative performance during the reporting period. Regarding individual positions, Quidel Corp.; Bandwidth, Inc., Cl. A; Quotient Technology, Inc.; Forte Biosciences, Inc.; and BigCommerce Holdings, Inc. were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger Mid Cap Growth Institutional Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed represent the return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal 12-month period ended October 31, 2021.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.
For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Institutional Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The Russell 3000 Index is a market-capitalization-weighted equity index maintained by FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which represent about 98% of all U.S.-incorporated equity securities. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Russell 1000 Growth Index measures the performance of the large- cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The Russell 1000 Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The S&P 500 Growth Index is an unmanaged index considered representative of large-cap growth stocks.

•	The S&P 500 Value Index is an unmanaged index considered representative of large-cap value stocks.

•	The S&P 500 Index is an index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 2000 Growth Index measures the performance of the small- cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

FUND PERFORMANCE AS OF 9/30/21 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	22.33%	21.75%	19.17%	13.39%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	21.78%	21.20%	18.61%	12.83%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	22.78%	n/a	n/a	22.59%
Alger Capital Appreciation Institutional Class Z-2 (Inception 10/14/16)	22.70%	n/a	n/a	22.79%
Alger Focus Equity Class A (Inception 12/31/12)	17.12%	22.65%	n/a	19.36%
Alger Focus Equity Class C (Inception 12/31/12)	21.64%	23.03%	n/a	19.19%
Alger Focus Equity Class I (Inception 11/8/93)	23.64%	24.03%	19.56%	10.94%
Alger Focus Equity Class Y (Inception 2/28/17)	24.00%	n/a	n/a	24.90%
Alger Focus Equity Class Z (Inception 12/31/12)	23.97%	24.36%	n/a	20.50%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	31.82%	22.93%	18.34%	13.31%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	31.18%	22.32%	17.73%	12.74%
Alger Mid Cap Growth Institutional Class Z-2 (Inception 10/14/16)	32.20%	n/a	n/a	24.26%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	21.85%	23.72%	17.68%	11.22%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	21.22%	23.13%	17.11%	10.68%
Alger Small Cap Growth Institutional Class Z-2 (Inception 8/1/16)	22.18%	24.13%	n/a	24.10%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Previously, the Alger Focus Equity Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*
Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares will vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	35.72%	24.18%	18.68%	13.64%
Class R (Inception 1/27/03)*	35.10%	23.61%	18.13%	13.08%
Russell 1000 Growth Index	43.21%	25.49%	19.42%	11.34%

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class Y (Inception 2/28/17)	36.19%	n/a	n/a	24.04%
Russell 1000 Growth Index	43.21%	n/a	n/a	24.61%

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class Z-2 (Inception 10/14/16)	36.13%	24.58%	n/a	24.14%
Russell 1000 Growth Index	43.21%	25.49%	n/a	25.11%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND
Fund Highlights Through October 31, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Previously, the Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares will vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class I (Inception 11/8/93)	36.44%	26.48%	19.06%	11.18%
Russell 1000 Growth Index	43.21%	25.49%	19.42%	11.34%

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class A (Inception 12/31/12)	29.22%	25.06%	n/a	20.10%
Class C (Inception 12/31/12)	34.33%	25.46%	n/a	19.92%
Class Z (Inception 12/31/12)	36.81%	26.82%	n/a	21.24%
Russell 1000 Growth Index	43.21%	25.49%	n/a	20.35%

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class Y (Inception 2/28/17)	36.84%	n/a	n/a	26.28%
Russell 1000 Growth Index	43.21%	n/a	n/a	24.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, the Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, the Fund changed its name from Alger Capital Appreciation Focus Fund to Alger Focus Equity Fund. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares will vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	41.08%	25.38%	17.38%	13.48%
Class R (Inception 1/27/03)*	40.42%	24.76%	16.78%	12.91%
Russell Midcap Growth Index	39.43%	21.90%	16.86%	11.21%

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class Z-2 (Inception 10/14/16)	41.50%	25.74%	n/a	25.10%
Russell Midcap Growth Index	39.43%	21.90%	n/a	21.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2021 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2021. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares will vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/8/1993
Class I (Inception 11/8/93)	29.64%	26.33%	16.46%	11.32%
Class R (Inception 1/27/03)*	29.02%	25.72%	15.90%	10.79%
Russell 2000 Growth Index	38.45%	17.90%	14.57%	8.61%

	1 YEAR	5 YEARS	10 YEARS	Since Inception
Class Z-2 (Inception 8/1/16)	30.05%	26.75%	n/a	24.53%
Russell 2000 Growth Index	38.45%	17.90%	n/a	16.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
October 31, 2021 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	12.1%	11.8%	7.5%	6.5%
Consumer Discretionary	22.8	19.7	11.6	8.4
Consumer Staples	0.0	0.4	0.0	2.7
Energy	0.1	0.0	1.0	2.2
Financials	3.9	5.4	6.6	2.0
Healthcare	7.6	6.9	23.5	35.9
Industrials	5.0	7.0	11.6	5.6
Information Technology	47.2	46.3	36.2	31.5
Materials	0.3	0.0	0.4	1.6
Real Estate	0.4	0.0	0.3	0.8
Short-Term Investments and Net Other Assets	0.6	2.5	1.3	2.8
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—98.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
HEICO Corp.	95,797	$13,353,144
TransDigm Group, Inc.*	75,405	47,039,147
		60,392,291
AIR FREIGHT & LOGISTICS—0.4%
GXO Logistics, Inc.*	169,619	15,062,167
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Capri Holdings Ltd.*	576,201	30,676,941
Lululemon Athletica, Inc.*	59,059	27,522,085
LVMH Moet Hennessy Louis Vuitton SE	22,587	17,710,190
		75,909,216
APPLICATION SOFTWARE—10.1%
Adobe, Inc.*	254,980	165,828,793
Bill.com Holdings, Inc.*	79,281	23,333,191
Cadence Design Systems, Inc.*	204,259	35,359,276
Five9, Inc.*	36,892	5,829,305
Intuit, Inc.	126,086	78,928,575
salesforce.com, Inc.*	315,523	94,559,088
Unity Software, Inc.*	128,910	19,505,372
		423,343,600
AUTOMOBILE MANUFACTURERS—5.0%
General Motors Co.*	773,752	42,115,321
Tesla, Inc.*	149,697	166,762,458
		208,877,779
AUTOMOTIVE RETAIL—1.1%
Carvana Co., Cl. A*	61,802	18,737,130
Lithia Motors, Inc., Cl. A	89,499	28,569,871
		47,307,001
BIOTECHNOLOGY—1.0%
Horizon Therapeutics PLC*	207,644	24,898,592
Natera, Inc.*	156,865	17,972,023
		42,870,615
CASINOS & GAMING—2.5%
DraftKings, Inc., Cl. A*	240,687	11,213,607
Evolution AB	102,599	16,655,245
Flutter Entertainment PLC*	121,036	22,911,923
MGM Resorts International	1,161,361	54,769,785
		105,550,560
CONSUMER FINANCE—1.1%
Upstart Holdings, Inc.*	146,324	47,122,181
DATA PROCESSING & OUTSOURCED SERVICES—7.2%
Dlocal Ltd., Cl. A*	478,057	23,190,545
PayPal Holdings, Inc.*	352,596	82,010,304
Square, Inc., Cl. A*	230,295	58,610,077
Visa, Inc., Cl. A	654,357	138,573,182
		302,384,108
DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	61,662	26,705,812

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
AMETEK, Inc.	122,061	$16,160,876
Eaton Corp. PLC	197,089	32,472,384
		48,633,260
FINANCIAL EXCHANGES & DATA—1.1%
CME Group, Inc., Cl. A	10,754	2,371,795
S&P Global, Inc.	95,215	45,147,144
		47,518,939
FOOTWEAR—0.9%
NIKE, Inc., Cl. B	225,887	37,788,636
GENERAL MERCHANDISE STORES—0.6%
Target Corp.	94,783	24,607,563
HEALTHCARE EQUIPMENT—3.9%
Danaher Corp.	303,358	94,577,924
Dexcom, Inc.*	30,068	18,738,678
Intuitive Surgical, Inc.*	136,926	49,448,086
		162,764,688
HEALTHCARE SERVICES—0.2%
Guardant Health, Inc.*	70,432	8,225,753
HEALTHCARE SUPPLIES—0.6%
Align Technology, Inc.*	39,569	24,705,697
HEALTHCARE TECHNOLOGY—0.2%
Doximity, Inc., Cl. A*	146,861	10,203,902
HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Cos., Inc.	137,631	32,180,881
HOTELS RESORTS & CRUISE LINES—0.5%
Booking Holdings, Inc.*	6,134	14,849,065
Expedia Group, Inc.*	33,367	5,485,868
		20,334,933
INTERACTIVE HOME ENTERTAINMENT—2.2%
ROBLOX Corp., Cl. A*	160,899	13,518,734
Sea Ltd.#,*	158,220	54,359,645
Take-Two Interactive Software, Inc.*	138,251	25,023,431
		92,901,810
INTERACTIVE MEDIA & SERVICES—7.4%
Alphabet, Inc., Cl. C*	77,437	229,632,454
Meta Platforms, Inc., Cl. A*	191,690	62,025,133
Pinterest, Inc., Cl. A*	119,099	5,316,580
Snap, Inc., Cl. A*	243,672	12,812,274
		309,786,441
INTERNET & DIRECT MARKETING RETAIL—7.3%
Altaba, Inc.*,@,(a)	342,659	1,339,796
Amazon.com, Inc.*	88,625	298,881,609
Global-e Online Ltd.*	114,208	6,608,075
		306,829,480

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—2.9%
Okta, Inc., Cl. A*	23,031	$5,692,803
Shopify, Inc., Cl. A*	36,507	53,545,912
Snowflake, Inc., Cl. A*	47,952	16,967,336
Twilio, Inc., Cl. A*	153,757	44,798,639
		121,004,690
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	280,154	28,794,228
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	73,462	25,323,086
LIFE SCIENCES TOOLS & SERVICES—0.1%
Thermo Fisher Scientific, Inc.	7,258	4,594,822
MANAGED HEALTHCARE—0.9%
UnitedHealth Group, Inc.	77,986	35,910,213
MOVIES & ENTERTAINMENT—2.5%
Live Nation Entertainment, Inc.*	462,618	46,793,811
Netflix, Inc.*	38,121	26,315,307
Roku, Inc., Cl. A*	104,893	31,981,876
		105,090,994
OIL & GAS EXPLORATION & PRODUCTION—0.1%
Pioneer Natural Resources Co.	16,596	3,103,120
PHARMACEUTICALS—0.7%
Zoetis, Inc., Cl. A	131,509	28,432,246
RAILROADS—0.6%
Union Pacific Corp.	95,566	23,069,632
REGIONAL BANKS—1.0%
Signature Bank	139,251	41,471,733
RESTAURANTS—1.7%
Chipotle Mexican Grill, Inc., Cl. A*	23,542	41,881,924
Starbucks Corp.	264,864	28,094,125
		69,976,049
SEMICONDUCTOR EQUIPMENT—2.4%
Applied Materials, Inc.	114,762	15,682,227
Enphase Energy, Inc.*	59,305	13,736,817
Lam Research Corp.	58,512	32,975,608
SolarEdge Technologies, Inc.*	112,683	39,966,407
		102,361,059
SEMICONDUCTORS—7.3%
Advanced Micro Devices, Inc.*	662,085	79,602,480
Micron Technology, Inc.	176,832	12,219,091
NVIDIA Corp.	444,791	113,719,715
NXP Semiconductors NV	87,620	17,599,353
QUALCOMM, Inc.	468,190	62,287,998
Taiwan Semiconductor Manufacturing Co., Ltd.#	160,376	18,234,751
		303,663,388
SPECIALTY CHEMICALS—0.3%
The Sherwin-Williams Co.	46,412	14,694,503

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—12.9%
Crowdstrike Holdings, Inc., Cl. A*	131,270	$36,991,886
Microsoft Corp.	1,383,622	458,836,728
SentinelOne, Inc., Cl. A*	214,155	14,219,892
ServiceNow, Inc.*	40,952	28,574,667
		538,623,173
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.2%
Apple, Inc.	1,169,126	175,135,075
TRUCKING—0.8%
Uber Technologies, Inc.*	476,979	20,901,220
XPO Logistics, Inc.*	167,525	14,373,645
		35,274,865
TOTAL COMMON STOCKS
(Cost $2,138,801,492)		4,138,530,189

PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	38,919	2,688,128
(Cost $2,688,128)		2,688,128

REAL ESTATE INVESTMENT TRUST—0.4%	SHARES	VALUE
RETAIL—0.4%
Simon Property Group, Inc.	110,449	16,189,614
(Cost $11,595,373)		16,189,614

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	123	4,923,444
(Cost $3,075,000)		4,923,444
Total Investments
(Cost $2,156,159,993)	99.4%	$4,162,331,375
Affiliated Securities (Cost $3,075,000)		4,923,444
Unaffiliated Securities (Cost $2,153,084,993)		4,157,407,931
Other Assets in Excess of Liabilities	0.6%	23,710,278
NET ASSETS	100.0%	$4,186,041,653

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2021 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Altaba, Inc.	10/24/18	$622,188	0.02%	$219,331	0.00%
Altaba, Inc.	10/25/18	970,285	0.03%	333,417	0.01%
Altaba, Inc.	10/29/18	772,057	0.02%	336,283	0.01%
Altaba, Inc.	10/30/18	491,094	0.01%	243,003	0.01%
Altaba, Inc.	10/31/18	473,445	0.01%	171,653	0.00%
Altaba, Inc.	11/6/18	114,745	0.01%	36,109	0.00%
Chime Financial, Inc., Series G	8/24/21	2,688,128	0.06%	2,688,128	0.06%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	3,075,000	0.08%	4,923,444	0.12%
Total				$8,951,368	0.21%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS	ALGER FOCUS EQUITY FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.8%
Textron, Inc.	221,429	$16,352,531
TransDigm Group, Inc.*	47,807	29,822,963
		46,175,494
APPLICATION SOFTWARE—10.4%
Adobe, Inc.*	107,627	69,996,296
Bill.com Holdings, Inc.*	42,927	12,633,845
Intuit, Inc.	62,343	39,026,095
salesforce.com, Inc.*	157,405	47,172,704
		168,828,940
AUTOMOBILE MANUFACTURERS—6.0%
General Motors Co.*	541,152	29,454,903
Tesla, Inc.*	61,086	68,049,804
		97,504,707
AUTOMOTIVE RETAIL—1.4%
Carvana Co., Cl. A*	25,848	7,836,597
Lithia Motors, Inc., Cl. A	49,324	15,745,207
		23,581,804
CASINOS & GAMING—2.5%
DraftKings, Inc., Cl. A*	106,799	4,975,766
Evolution AB	62,540	10,152,331
MGM Resorts International	553,446	26,100,513
		41,228,610
CONSUMER FINANCE—1.2%
Upstart Holdings, Inc.*	59,718	19,231,585
DATA PROCESSING & OUTSOURCED SERVICES—6.3%
Dlocal Ltd., Cl. A*	292,817	14,204,553
PayPal Holdings, Inc.*	152,899	35,562,778
Visa, Inc., Cl. A	251,869	53,338,298
		103,105,629
DIVERSIFIED SUPPORT SERVICES—0.9%
Cintas Corp.	32,388	14,027,243
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Eaton Corp. PLC	172,320	28,391,443
FINANCIAL EXCHANGES & DATA—1.8%
S&P Global, Inc.	62,650	29,706,124
FOOD DISTRIBUTORS—0.4%
US Foods Holding Corp.*	191,101	6,625,472
FOOTWEAR—1.0%
NIKE, Inc., Cl. B	98,512	16,480,072
HEALTHCARE EQUIPMENT—2.0%
Danaher Corp.	107,175	33,413,950
HEALTHCARE SUPPLIES—0.5%
Align Technology, Inc.*	13,053	8,149,902
HEALTHCARE TECHNOLOGY—0.3%
Doximity, Inc., Cl. A*	74,148	5,151,803
INTERACTIVE HOME ENTERTAINMENT—1.3%
Sea Ltd.#,*	60,889	20,919,634

THE ALGER INSTITUTIONAL FUNDS	ALGER FOCUS EQUITY FUND
Schedule of Investments October 31, 2021 (Continued)

COMMON STOCKS—97.5% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—8.0%
Alphabet, Inc., Cl. C*	29,720	$88,131,985
Genius Sports Ltd.*	1,224,455	22,701,396
Meta Platforms, Inc., Cl. A*	36,932	11,950,087
Snap, Inc., Cl. A*	150,791	7,928,591
		130,712,059
INTERNET & DIRECT MARKETING RETAIL—7.5%
Amazon.com, Inc.*	36,162	121,953,814
INTERNET SERVICES & INFRASTRUCTURE—2.3%
Shopify, Inc., Cl. A*	13,656	20,029,665
Twilio, Inc., Cl. A*	59,369	17,297,752
		37,327,417
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	115,602	11,881,573
MANAGED HEALTHCARE—2.7%
UnitedHealth Group, Inc.	95,146	43,811,879
MOVIES & ENTERTAINMENT—2.5%
Live Nation Entertainment, Inc.*	246,893	24,973,227
Roku, Inc., Cl. A*	49,347	15,045,900
		40,019,127
PHARMACEUTICALS—1.4%
Catalent, Inc.*	166,171	22,908,334
RAILROADS—0.7%
Union Pacific Corp.	49,249	11,888,709
REGIONAL BANKS—1.7%
Signature Bank	92,071	27,420,585
RESTAURANTS—1.3%
Starbucks Corp.	192,190	20,385,593
SEMICONDUCTOR EQUIPMENT—4.4%
Applied Materials, Inc.	303,449	41,466,306
SolarEdge Technologies, Inc.*	86,068	30,526,598
		71,992,904
SEMICONDUCTORS—7.1%
Advanced Micro Devices, Inc.*	282,225	33,931,912
NVIDIA Corp.	188,041	48,076,443
QUALCOMM, Inc.	252,036	33,530,869
		115,539,224
SYSTEMS SOFTWARE—11.8%
Crowdstrike Holdings, Inc., Cl. A*	48,826	13,759,167
Microsoft Corp.	538,121	178,451,686
		192,210,853
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.0%
Apple, Inc.	430,618	64,506,576
TRUCKING—0.9%
Uber Technologies, Inc.*	321,608	14,092,863
TOTAL COMMON STOCKS
(Cost $1,090,034,088)		1,589,173,922

THE ALGER INSTITUTIONAL FUNDS	ALGER FOCUS EQUITY FUND
Schedule of Investments October 31, 2021 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	$–
(Cost $345,713)		–
Total Investments
(Cost $1,090,379,801)	97.5%	$1,589,173,922
Affiliated Securities (Cost $345,713)		–
Unaffiliated Securities (Cost $1,090,034,088)		1,589,173,922
Other Assets in Excess of Liabilities	2.5%	40,190,584
NET ASSETS	100.0%	$1,629,364,506

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS	ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.0%	SHARES	VALUE
ADVERTISING—0.4%
Magnite, Inc.*	15,435	$417,208
AEROSPACE & DEFENSE—4.6%
HEICO Corp.	19,586	2,730,093
TransDigm Group, Inc.*	4,399	2,744,184
		5,474,277
AIR FREIGHT & LOGISTICS—0.5%
GXO Logistics, Inc.*	6,021	534,665
APPAREL ACCESSORIES & LUXURY GOODS—2.9%
Capri Holdings Ltd.*	11,716	623,760
Lululemon Athletica, Inc.*	3,782	1,762,450
Moncler SpA	13,681	984,502
		3,370,712
APPLICATION SOFTWARE—16.7%
ANSYS, Inc.*	3,180	1,207,064
Avalara, Inc.*	6,050	1,086,822
Bill.com Holdings, Inc.*	5,706	1,679,333
Cadence Design Systems, Inc.*	3,730	645,700
Confluent, Inc., Cl. A*	8,287	563,102
Coupa Software, Inc.*	3,774	859,340
Datadog, Inc., Cl. A*	8,762	1,463,692
DocuSign, Inc., Cl. A*	5,393	1,500,818
HubSpot, Inc.*	2,418	1,959,136
Manhattan Associates, Inc.*	10,584	1,921,419
Paycom Software, Inc.*	5,587	3,060,838
PTC, Inc.*	4,768	607,205
Sprout Social, Inc., Cl. A*	15,454	1,973,167
The Trade Desk, Inc., Cl. A*	7,657	573,586
Unity Software, Inc.*	4,384	663,343
		19,764,565
AUTOMOTIVE RETAIL—1.0%
Advance Auto Parts, Inc.	2,612	589,058
Carvana Co., Cl. A*	1,823	552,697
		1,141,755
BIOTECHNOLOGY—3.3%
Celldex Therapeutics, Inc.*	12,449	529,580
DermTech, Inc.*	26,385	721,630
Morphic Holding, Inc.*	7,348	422,510
Natera, Inc.*	19,896	2,279,485
		3,953,205
CASINOS & GAMING—2.4%
Evolution AB	7,290	1,183,411
MGM Resorts International	36,020	1,698,703
		2,882,114
COMMUNICATIONS EQUIPMENT—0.8%
F5 Networks, Inc.*	4,238	894,854
CONSUMER FINANCE—3.6%
Upstart Holdings, Inc.*	13,084	4,213,571

THE ALGER INSTITUTIONAL FUNDS	ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.0% (CONT.)	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—3.0%
Affirm Holdings, Inc., Cl. A*	7,318	$1,189,175
Dlocal Ltd., Cl. A*	29,452	1,428,716
Marqeta, Inc., Cl. A*	31,048	950,069
		3,567,960
DIVERSIFIED SUPPORT SERVICES—1.3%
Cintas Corp.	1,490	645,319
Copart, Inc.*	5,987	929,721
		1,575,040
ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
AMETEK, Inc.	4,526	599,243
Generac Holdings, Inc.*	1,345	670,563
Sunrun, Inc.*	10,946	631,365
		1,901,171
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.0%
908 Devices, Inc.*	19,223	632,437
Teledyne Technologies, Inc.*	1,999	897,991
Trimble, Inc.*	8,892	776,894
		2,307,322
HEALTHCARE DISTRIBUTORS—0.5%
McKesson Corp.	3,025	628,837
HEALTHCARE EQUIPMENT—5.4%
CryoPort, Inc.*	14,487	1,181,270
Dexcom, Inc.*	2,471	1,539,952
IDEXX Laboratories, Inc.*	898	598,194
Inmode Ltd.*	19,089	1,808,492
Insulet Corp.*	3,865	1,198,227
		6,326,135
HEALTHCARE FACILITIES—1.3%
The Joint Corp.*	17,543	1,534,662
HEALTHCARE SERVICES—0.9%
Guardant Health, Inc.*	8,579	1,001,941
HEALTHCARE TECHNOLOGY—3.7%
Doximity, Inc., Cl. A*	21,683	1,506,535
Inspire Medical Systems, Inc.*	2,626	707,917
Veeva Systems, Inc., Cl. A*	6,833	2,166,129
		4,380,581
HOMEFURNISHING RETAIL—0.7%
Williams-Sonoma, Inc.	4,203	780,623
HOTELS RESORTS & CRUISE LINES—0.5%
Expedia Group, Inc.*	3,893	640,048
INTERACTIVE HOME ENTERTAINMENT—1.5%
ROBLOX Corp., Cl. A*	3,561	299,195
Take-Two Interactive Software, Inc.*	8,028	1,453,068
		1,752,263

THE ALGER INSTITUTIONAL FUNDS	ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.0% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—3.3%
Genius Sports Ltd.*	101,646	$1,884,517
Match Group, Inc.*	7,751	1,168,696
Pinterest, Inc., Cl. A*	19,022	849,142
		3,902,355
INTERNET & DIRECT MARKETING RETAIL—0.8%
Etsy, Inc.*	3,963	993,484
INTERNET SERVICES & INFRASTRUCTURE—2.7%
BigCommerce Holdings, Inc.*	13,793	637,374
MongoDB, Inc., Cl. A*	2,224	1,159,349
Okta, Inc., Cl. A*	5,754	1,422,274
		3,218,997
LIFE SCIENCES TOOLS & SERVICES—5.2%
10X Genomics, Inc., Cl. A*	4,459	719,103
Avantor, Inc.*	27,703	1,118,647
Bio-Techne Corp.	4,482	2,346,999
Repligen Corp.*	6,642	1,929,501
		6,114,250
METAL & GLASS CONTAINERS—0.4%
Ball Corp.	5,588	511,190
MOVIES & ENTERTAINMENT—2.3%
Live Nation Entertainment, Inc.*	17,341	1,754,042
Roku, Inc., Cl. A*	3,311	1,009,524
		2,763,566
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Diamondback Energy, Inc.	10,819	1,159,689
PHARMACEUTICALS—2.9%
Catalent, Inc.*	18,147	2,501,745
Green Thumb Industries, Inc.*	44,226	905,890
		3,407,635
REGIONAL BANKS—3.0%
Signature Bank	7,676	2,286,066
SVB Financial Group*	1,816	1,302,799
		3,588,865
RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	8,707	749,237
RESTAURANTS—3.3%
Chipotle Mexican Grill, Inc., Cl. A*	824	1,465,921
Shake Shack, Inc., Cl. A*	17,038	1,178,518
The Cheesecake Factory, Inc.*	31,550	1,282,192
		3,926,631
SEMICONDUCTOR EQUIPMENT—5.1%
Brooks Automation, Inc.	8,221	957,336
KLA Corp.	3,157	1,176,803
Lam Research Corp.	1,945	1,096,144
SolarEdge Technologies, Inc.*	7,730	2,741,676
		5,971,959

THE ALGER INSTITUTIONAL FUNDS	ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—97.0% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—2.2%
SiTime Corp.*	2,550	$675,470
Universal Display Corp.	3,971	727,487
Xilinx, Inc.	6,855	1,233,900
		2,636,857
SYSTEMS SOFTWARE—2.6%
Crowdstrike Holdings, Inc., Cl. A*	8,740	2,462,932
Palo Alto Networks, Inc.*	1,173	597,163
		3,060,095
TRUCKING—3.0%
Old Dominion Freight Line, Inc.	4,347	1,483,848
Uber Technologies, Inc.*	25,479	1,116,490
XPO Logistics, Inc.*	11,450	982,410
		3,582,748
TOTAL COMMON STOCKS
(Cost $90,731,147)		114,631,067

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	–
(Cost $747,040)		–

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*,@,(b),(c)	422,928	317,196
(Cost $226,186)		317,196

REAL ESTATE INVESTMENT TRUST—0.3%	SHARES	VALUE
RETAIL—0.3%
Simon Property Group, Inc.	2,817	412,916
(Cost $224,540)		412,916

SPECIAL PURPOSE VEHICLE—1.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	22	880,616
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	9	379,593
		1,260,209
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $775,000)		1,260,209
Total Investments
(Cost $92,703,913)	98.7%	$116,621,388
Affiliated Securities (Cost $1,522,040)		1,260,209
Unaffiliated Securities (Cost $91,181,873)		115,361,179
Other Assets in Excess of Liabilities	1.3%	1,570,536
NET ASSETS	100.0%	$118,191,924

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS	ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$550,000	0.50%	$880,616	0.74%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	225,000	0.19%	379,593	0.32%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	0	0.00%
Tolero CDR	2/6/17	226,186	0.23%	317,196	0.27%
Total				$1,577,405	1.33%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS	ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—93.4%	SHARES	VALUE
ADVERTISING—0.9%
Magnite, Inc.*	120,441	$3,255,520
AEROSPACE & DEFENSE—1.6%
HEICO Corp.	22,108	3,081,634
Hexcel Corp.*	14,484	821,822
Mercury Systems, Inc.*	39,079	2,014,132
		5,917,588
AGRICULTURAL & FARM MACHINERY—0.5%
Hydrofarm Holdings Group, Inc.*	53,309	1,757,598
ALTERNATIVE CARRIERS—0.3%
Bandwidth, Inc., Cl. A*	13,720	1,170,042
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Capri Holdings Ltd.*	55,913	2,976,808
APPLICATION SOFTWARE—24.5%
ACI Worldwide, Inc.*	121,187	3,718,017
Avalara, Inc.*	42,131	7,568,413
Bill.com Holdings, Inc.*	25,548	7,519,032
Blackbaud, Inc.*	40,144	2,850,625
Blackline, Inc.*	39,681	5,034,328
Digital Turbine, Inc.*	29,818	2,566,137
Everbridge, Inc.*	41,328	6,583,964
ForgeRock, Inc., Cl. A*	16,339	482,327
Guidewire Software, Inc.*	22,593	2,840,618
HubSpot, Inc.*	12,496	10,124,634
Manhattan Associates, Inc.*	36,068	6,547,785
Paycom Software, Inc.*	13,714	7,513,215
Paycor HCM, Inc.*	5,529	179,361
Q2 Holdings, Inc.*	64,415	5,054,001
SEMrush Holdings, Inc., Cl. A*	55,354	1,350,084
Smartsheet, Inc., Cl. A*	47,654	3,288,603
Sprout Social, Inc., Cl. A*	51,461	6,570,541
SPS Commerce, Inc.*	40,814	6,233,522
Vertex, Inc., Cl. A*	109,304	2,275,709
		88,300,916
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
Affiliated Managers Group, Inc.	29,079	4,881,782
BIOTECHNOLOGY—2.6%
CareDx, Inc.*	147,195	7,506,945
Karuna Therapeutics, Inc.*	7,889	1,107,458
MaxCyte, Inc.*	27,219	305,941
Turning Point Therapeutics, Inc.*	9,812	407,983
		9,328,327
CASINOS & GAMING—1.0%
DraftKings, Inc., Cl. A*	80,481	3,749,610
DATA PROCESSING & OUTSOURCED SERVICES—0.3%
Dlocal Ltd., Cl. A*	22,676	1,100,013
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	24,663	1,471,148

THE ALGER INSTITUTIONAL FUNDS	ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—93.4% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Sunrun, Inc.*	65,956	$3,804,342
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
Cognex Corp.	55,477	4,859,230
FOOD DISTRIBUTORS—1.5%
The Chefs’ Warehouse, Inc.*	53,068	1,850,481
US Foods Holding Corp.*	101,206	3,508,812
		5,359,293
HEALTHCARE DISTRIBUTORS—0.2%
PetIQ, Inc., Cl. A*	34,205	856,835
HEALTHCARE EQUIPMENT—9.2%
CryoPort, Inc.*	68,144	5,556,462
Inmode Ltd.*	98,892	9,369,028
Inogen, Inc.*	9,263	367,278
Insulet Corp.*	24,333	7,543,717
Mesa Laboratories, Inc.	12,633	3,861,908
Paragon 28, Inc.*	39,940	840,337
Tandem Diabetes Care, Inc.*	40,103	5,467,242
		33,005,972
HEALTHCARE FACILITIES—2.0%
The Joint Corp.*	81,470	7,126,996
HEALTHCARE SERVICES—1.6%
1Life Healthcare, Inc.*	43,118	933,936
Biodesix, Inc.*	39,526	298,026
Guardant Health, Inc.*	32,574	3,804,317
Privia Health Group, Inc.*	26,621	684,160
		5,720,439
HEALTHCARE SUPPLIES—3.9%
Neogen Corp.*	200,795	8,495,637
Quidel Corp.*	42,856	5,689,991
		14,185,628
HEALTHCARE TECHNOLOGY—4.8%
Convey Holding Parent, Inc.*	76,030	562,622
Definitive Healthcare Corp., Cl. A*	18,083	725,852
Doximity, Inc., Cl. A*	10,244	711,753
Sophia Genetics SA*	44,968	638,096
Veeva Systems, Inc., Cl. A*	15,238	4,830,598
Vocera Communications, Inc.*	171,671	9,713,145
		17,182,066
HOMEFURNISHING RETAIL—0.4%
Bed Bath & Beyond, Inc.*	101,102	1,419,472
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.6%
Legalzoom.com, Inc.*	80,883	2,267,960
Upwork, Inc.*	75,227	3,544,696
		5,812,656
HYPERMARKETS & SUPER CENTERS—1.2%
BJ’s Wholesale Club Holdings, Inc.*	73,502	4,295,457
INDUSTRIAL MACHINERY—0.4%
Gates Industrial Corp. PLC*	90,384	1,485,913

THE ALGER INSTITUTIONAL FUNDS	ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—93.4% (CONT.)	SHARES	VALUE
INTERACTIVE HOME ENTERTAINMENT—0.7%
Take-Two Interactive Software, Inc.*	14,563	$2,635,903
INTERACTIVE MEDIA & SERVICES—3.1%
Bumble, Inc., Cl. A*	25,448	1,336,529
Eventbrite, Inc., Cl. A*	75,413	1,526,359
Genius Sports Ltd.*	330,572	6,128,805
TripAdvisor, Inc.*	70,404	2,321,220
VTEX, Cl. A*	3,174	50,689
		11,363,602
INTERNET & DIRECT MARKETING RETAIL—1.2%
Farfetch Ltd., Cl. A*	75,456	2,958,630
The RealReal, Inc.*	117,440	1,530,243
		4,488,873
INTERNET SERVICES & INFRASTRUCTURE—1.0%
BigCommerce Holdings, Inc.*	76,858	3,551,608
LEISURE FACILITIES—0.7%
Planet Fitness, Inc., Cl. A*	30,731	2,444,651
LIFE SCIENCES TOOLS & SERVICES—10.3%
10X Genomics, Inc., Cl. A*	19,661	3,170,730
Akoya Biosciences, Inc.*	76,947	1,019,548
Alpha Teknova, Inc.*	17,888	411,245
Bio-Techne Corp.	19,354	10,134,722
Codex DNA, Inc.*	44,744	413,435
Cytek Biosciences, Inc.*	31,493	718,355
ICON PLC*	10,333	2,963,194
Maravai LifeSciences Holdings, Inc., Cl. A*	24,410	1,032,299
NanoString Technologies, Inc.*	118,917	5,743,691
NeoGenomics, Inc.*	83,007	3,818,322
Personalis, Inc.*	41,237	809,070
Rapid Micro Biosystems, Inc., Cl. A*	36,314	740,442
Repligen Corp.*	21,347	6,201,304
		37,176,357
MANAGED HEALTHCARE—1.1%
HealthEquity, Inc.*	58,937	3,900,451
MOVIES & ENTERTAINMENT—1.5%
Live Nation Entertainment, Inc.*	53,095	5,370,559
OIL & GAS EXPLORATION & PRODUCTION—2.2%
Magnolia Oil & Gas Corp., Cl. A	377,791	7,888,276
PHARMACEUTICALS—0.1%
Aerie Pharmaceuticals, Inc.*	32,450	344,943
PRECIOUS METALS & MINERALS—0.0%
Xometry, Inc., Cl. A*	1,794	96,876
REGIONAL BANKS—0.6%
Webster Financial Corp.	36,852	2,062,238
RESTAURANTS—3.5%
Shake Shack, Inc., Cl. A*	67,989	4,702,799
The Cheesecake Factory, Inc.*	75,327	3,061,289
Wingstop, Inc.	27,385	4,723,091
		12,487,179

THE ALGER INSTITUTIONAL FUNDS	ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

COMMON STOCKS—93.4% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—0.7%
SolarEdge Technologies, Inc.*	7,100	$2,518,228
SEMICONDUCTORS—0.8%
Universal Display Corp.	15,358	2,813,586
SPECIALTY CHEMICALS—1.6%
Balchem Corp.	38,238	5,853,855
SPECIALTY STORES—0.8%
Brilliant Earth Group, Inc., Cl. A*	12,503	151,662
Five Below, Inc.*	13,404	2,644,609
		2,796,271
TOTAL COMMON STOCKS
(Cost $198,088,501)		336,817,107

PREFERRED STOCKS—2.2%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	–
DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Chime Financial, Inc., Series G*,@,(a)	114,399	7,901,516
TOTAL PREFERRED STOCKS
(Cost $8,501,200)		7,901,516

RIGHTS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Tolero CDR*,@,(b),(c)	528,559	396,419
(Cost $285,725)		396,419

REAL ESTATE INVESTMENT TRUST—0.8%	SHARES	VALUE
RETAIL—0.8%
Tanger Factory Outlet Centers, Inc.	160,964	2,704,195
(Cost $2,652,712)		2,704,195

SPECIAL PURPOSE VEHICLE—0.7%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	51	2,041,428
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	13	548,301
		2,589,729
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,600,000)		2,589,729
Total Investments
(Cost $211,128,138)	97.2%	$350,408,966
Affiliated Securities (Cost $2,199,684)		2,589,729
Unaffiliated Securities (Cost $208,928,454)		347,819,237
Other Assets in Excess of Liabilities	2.8%	10,055,084
NET ASSETS	100.0%	$360,464,050

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS	ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2021

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2021
Chime Financial, Inc., Series G	8/24/21	$7,901,516	2.12%	$7,901,516	2.19%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	1,275,000	0.49%	2,041,428	0.57%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	325,000	0.11%	548,301	0.15%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0.10%	0	0.00%
Tolero CDR	2/6/17	285,725	0.16%	396,419	0.11%
Total				$10,887,664	3.02%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2021

	Alger Capital Appreciation Institutional Fund		Alger Focus Equity Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$4,157,407,931		$1,589,173,922
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	4,923,444		—
Cash and cash equivalents	—		19,352,553
Foreign cash †	124,956		—
Receivable for investment securities sold	95,189,635		48,541,274
Receivable for shares of beneficial interest sold	1,716,810		1,640,681
Dividends and interest receivable	653,420		140,989
Receivable from Investment Manager	26,629		6,739
Prepaid expenses	128,343		107,626
Total Assets	4,260,171,168		1,658,963,784

LIABILITIES:
Payable for investment securities purchased	43,664,050		27,682,716
Payable for shares of beneficial interest redeemed	7,877,285		869,164
Bank overdraft	10,451,126		—
Payable for interfund loans	7,113,799		—
Accrued investment advisory fees	2,465,329		694,395
Accrued distribution fees	228,594		82,631
Accrued shareholder servicing fees	590,560		16,080
Accrued shareholder administrative fees	34,489		14,364
Accrued administrative fees	94,844		36,723
Accrued custodian fees	21,078		9,301
Accrued transfer agent fees	1,413,620		93,009
Accrued printing fees	35,013		27,067
Accrued professional fees	26,903		25,003
Accrued trustee fees	8,277		2,675
Accrued fund accounting fees	99,493		41,316
Accrued other expenses	5,055		4,834
Total Liabilities	74,129,515		29,599,278
NET ASSETS	$4,186,041,653		$1,629,364,506

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,528,807,300		943,448,473
Distributable earnings	2,657,234,353		685,916,033
NET ASSETS	$4,186,041,653		$1,629,364,506
* Identified cost	$2,153,084,993	(a)	$1,090,034,088	(b)
** Identified cost	$3,075,000	(a)	$345,713	(b)
† Cost of foreign cash	$124,832		$—
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund
NET ASSETS BY CLASS:
Class A	$—	$118,640,614
Class C	$—	$70,664,480
Class I	$2,313,492,863	$77,894,509
Class R	$553,283,212	$—
Class Y	$678,853,138	$194,908,472
Class Z	$—	$1,167,256,431
Class Z-2	$640,412,440	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,822,324
Class C	—	1,170,860
Class I	46,125,599	1,188,525
Class R	13,255,178	—
Class Y	13,216,821	2,902,412
Class Z	—	17,422,095
Class Z-2	12,501,090	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$65.10
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$68.71
Class C — Net Asset Value Per Share Class C	$—	$60.35
Class I — Net Asset Value Per Share Class I	$50.16	$65.54
Class R — Net Asset Value Per Share Class R	$41.74	$—
Class Y — Net Asset Value Per Share Class Y	$51.36	$67.15
Class Z — Net Asset Value Per Share Class Z	$—	$67.00
Class Z-2 — Net Asset Value Per Share Class Z-2	$51.23	$—
See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,177,716,854, amounted to $1,984,614,521 which consisted of  aggregate gross unrealized appreciation of  $2,018,183,563 and aggregate gross unrealized depreciation of $33,569,042.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,101,313,239, amounted to $487,860,683 which consisted of aggregate gross unrealized appreciation of $508,709,626 and aggregate gross unrealized depreciation of $20,848,943.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$115,361,179		$347,819,237
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,260,209		2,589,729
Cash and cash equivalents	1,046,934		8,927,841
Receivable for investment securities sold	1,584,725		693,135
Receivable for shares of beneficial interest sold	175,159		1,042,297
Dividends and interest receivable	8,617		29,376
Prepaid expenses	30,287		40,015
Total Assets	119,467,110		361,141,630

LIABILITIES:
Payable for investment securities purchased	856,521		13,447
Payable for shares of beneficial interest redeemed	212,516		205,743
Accrued investment advisory fees	74,073		242,573
Accrued distribution fees	3,073		4,070
Accrued shareholder servicing fees	19,163		39,764
Accrued shareholder administrative fees	975		2,995
Accrued administrative fees	2,680		8,236
Accrued custodian fees	3,317		2,932
Accrued transfer agent fees	49,614		86,863
Accrued printing fees	5,100		17,553
Accrued professional fees	33,575		30,302
Accrued trustee fees	300		768
Accrued fund accounting fees	11,138		17,577
Accrued other expenses	3,141		4,757
Total Liabilities	1,275,186		677,580
NET ASSETS	$118,191,924		$360,464,050

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	48,535,976		167,363,545
Distributable earnings	69,655,948		193,100,505
NET ASSETS	$118,191,924		$360,464,050
* Identified cost	$91,181,873	(a)	$208,928,454	(b)
** Identified cost	$1,522,040	(a)	$2,199,684	(b)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2021 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
NET ASSETS BY CLASS:
Class I	$85,296,567	$180,794,739
Class R	$7,425,915	$9,751,486
Class Z-2	$25,469,442	$169,917,825

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	1,679,221	5,703,384
Class R	167,352	406,319
Class Z-2	492,791	5,272,390

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$50.80	$31.70
Class R — Net Asset Value Per Share Class R	$44.37	$24.00
Class Z-2 — Net Asset Value Per Share Class Z-2	$51.68	$32.23
See Notes to Financial Statements.

(a)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $93,612,718, amounted to $23,008,670 which consisted of aggregate gross unrealized appreciation of $27,645,186 and aggregate gross unrealized depreciation of $4,636,516.

(b)
At October 31, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $211,585,577, amounted to $138,823,389 which consisted of aggregate gross unrealized appreciation of $152,745,465 and aggregate gross unrealized depreciation of $13,922,076.

THE ALGER INSTITUTIONAL FUNDS
Statements of Operations for the year ended October 31, 2021

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$19,456,670	$6,717,159
Interest	—	1,011
Total Income	19,456,670	6,718,170

EXPENSES:
Investment advisory fees — Note 3(a)	28,779,715	7,212,900
Distribution fees — Note 3(c)
Class A	—	255,912
Class C	—	660,505
Class R	2,758,276	—
Shareholder servicing fees — Note 3(k)	7,031,529	179,903
Shareholder administrative fees — Note 3(f)	401,860	149,657
Administration fees — Note 3(b)	1,105,115	381,451
Custodian fees	142,236	66,533
Interest expenses	77,999	2,839
Transfer agent fees — Note 3(f)	1,948,181	202,720
Printing fees	133,626	100,771
Professional fees	126,275	62,100
Registration fees	111,037	73,259
Trustee fees — Note 3(g)	96,901	32,865
Fund accounting fees	559,640	227,940
Other expenses	207,348	60,706
Total Expenses	43,479,738	9,670,061
Less, expense reimbursements/waivers — Note 3(a)	(285,103)	(46,058)
Net Expenses	43,194,635	9,624,003
NET INVESTMENT LOSS	(23,737,965)	(2,905,833)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	791,500,327	203,168,385
Net realized (loss) on foreign currency transactions	(67,759)	(32,795)
Net change in unrealized appreciation on unaffiliated investments	438,480,078	212,044,362
Net change in unrealized appreciation (depreciation) on affiliated investments	1,848,444	(11,524)
Net change in unrealized appreciation on foreign currency	5,682	1,590
Net realized and unrealized gain on investments and foreign currency	1,231,766,772	415,170,018
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,208,028,807	$412,264,185
* Foreign withholding taxes	$309,590	$77,803
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Operations for the year ended October 31, 2021 Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$399,668	$697,198
Interest	181	1,492
Total Income	399,849	698,690

EXPENSES:
Investment advisory fees — Note 3(a)	1,012,593	2,886,088
Distribution fees — Note 3(c)
Class R	35,209	53,153
Shareholder servicing fees — Note 3(k)	277,566	488,076
Shareholder administrative fees — Note 3(f)	13,324	35,631
Administration fees — Note 3(b)	36,640	97,984
Custodian fees	24,748	22,765
Interest expenses	3,231	373
Transfer agent fees — Note 3(f)	66,384	134,930
Printing fees	6,137	42,818
Professional fees	48,960	46,275
Registration fees	58,403	53,871
Trustee fees — Note 3(g)	3,356	8,802
Fund accounting fees	64,842	93,580
Other expenses	14,072	23,440
Total Expenses	1,665,465	3,987,786
NET INVESTMENT LOSS	(1,265,616)	(3,289,096)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	48,756,305	59,633,392
Net realized (loss) on foreign currency transactions	(3,037)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(5,506,642)	21,079,138
Net change in unrealized appreciation on affiliated investments	460,308	969,740
Net change in unrealized (depreciation) on foreign currency	(65)	—
Net realized and unrealized gain on investments and foreign currency	43,706,869	81,682,270
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,441,253	$78,393,174
* Foreign withholding taxes	$1,689	$—
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

Net investment loss	$(23,737,965)	$(12,016,635)
Net realized gain on investments and foreign currency	791,432,568	590,378,334
Net change in unrealized appreciation on investments and foreign currency	440,334,204	461,624,956
Net increase in net assets resulting from operations	1,208,028,807	1,039,986,655

Dividends and distributions to shareholders:
Class I	(334,101,515)	(200,011,978)
Class R	(93,628,884)	(58,241,889)
Class Y	(77,891,544)	(34,356,897)
Class Z-2	(83,783,950)	(45,806,329)
Total dividends and distributions to shareholders	(589,405,893)	(338,417,093)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(139,462,617)	(341,194,835)
Class R	(38,173,960)	(98,309,581)
Class Y	92,435,215	54,422,986
Class Z-2	3,399,124	(22,794,851)
Net decrease from shares of beneficial interest transactions — Note 6	(81,802,238)	(407,876,281)
Total increase	536,820,676	293,693,281

Net Assets:
Beginning of period	3,649,220,977	3,355,527,696
END OF PERIOD	$4,186,041,653	$3,649,220,977
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Focus Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

Net investment income (loss)	$(2,905,833)	$228,836
Net realized gain on investments and foreign currency	203,135,590	68,638,861
Net change in unrealized appreciation on investments and foreign currency	212,034,428	205,055,742
Net increase in net assets resulting from operations	412,264,185	273,923,439

Dividends and distributions to shareholders:
Class A	(5,562,411)	(1,113,560)
Class C	(4,078,168)	(803,917)
Class I	(4,326,616)	(1,526,332)
Class Y	(8,557,155)	(1,574,517)
Class Z	(50,310,167)	(8,371,220)
Total dividends and distributions to shareholders	(72,834,517)	(13,389,546)

Increase (decrease) from shares of beneficial interest transactions:
Class A	4,333,928	13,845,608
Class C	(1,734,591)	5,921,949
Class I	(2,647,367)	(33,712,496)
Class Y	31,724,594	26,745,124
Class Z	180,694,073	224,117,879
Net increase from shares of beneficial interest transactions — Note 6	212,370,637	236,918,064
Total increase	551,800,305	497,451,957

Net Assets:
Beginning of period	1,077,564,201	580,112,244
END OF PERIOD	$1,629,364,506	$1,077,564,201
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

Net investment loss	$(1,265,616)	$(744,079)
Net realized gain on investments and foreign currency	48,753,268	14,869,310
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,046,399)	18,493,167
Net increase in net assets resulting from operations	42,441,253	32,618,398

Dividends and distributions to shareholders:
Class I	(11,492,230)	(5,942,045)
Class R	(841,887)	(709,966)
Class Z-2	(2,277,430)	(986,240)
Total dividends and distributions to shareholders	(14,611,547)	(7,638,251)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(22,600,674)	(7,589,143)
Class R	(94,668)	(3,375,494)
Class Z-2	3,284,423	2,122,368
Net decrease from shares of beneficial interest transactions — Note 6	(19,410,919)	(8,842,269)
Total increase	8,418,787	16,137,878

Net Assets:
Beginning of period	109,773,137	93,635,259
END OF PERIOD	$118,191,924	$109,773,137
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

Net investment loss	$(3,289,096)	$(1,964,548)
Net realized gain on investments and foreign currency	59,633,392	18,540,662
Net change in unrealized appreciation on investments and foreign currency	22,048,878	52,905,806
Net increase in net assets resulting from operations	78,393,174	69,481,920

Dividends and distributions to shareholders:
Class I	(9,442,561)	(16,684,165)
Class R	(741,154)	(1,835,545)
Class Z-2	(6,376,030)	(8,353,315)
Total dividends and distributions to shareholders	(16,559,745)	(26,873,025)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(6,833,467)	28,151,365
Class R	(2,219,896)	(219,458)
Class Z-2	46,607,240	38,130,343
Net increase from shares of beneficial interest transactions — Note 6	37,553,877	66,062,250
Total increase	99,387,306	108,671,145

Net Assets:
Beginning of period	261,076,744	152,405,599
END OF PERIOD	$360,464,050	$261,076,744
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$43.16	$35.43	$34.51	$33.96	$26.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.29)	(0.14)	(0.07)	(0.05)	–
Net realized and unrealized gain on investments	14.23	11.44	4.54	2.79	7.71
Total from investment operations	13.94	11.30	4.47	2.74	7.71
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	(0.19)
Net asset value, end of period	$50.16	$43.16	$35.43	$34.51	$33.96
Total return	35.72%	34.58%	15.20%	8.46%	29.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,313,493	$2,105,435	$2,028,574	$2,259,000	$2,451,822
Ratio of gross expenses to average net assets	1.12%	1.13%	1.16%	1.15%	1.14%
Ratio of expense reimbursements to average net assets	–	–	–	– (ii)	–
Ratio of net expenses to average net assets	1.12%	1.13%	1.16%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.36)%	(0.21)%	(0.16)%	0.01%
Portfolio turnover rate	78.70%	83.95%	80.36%	64.77%	66.72%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class R
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$37.10	$31.05	$30.83	$30.70	$24.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.41)	(0.26)	(0.20)	(0.19)	(0.13)
Net realized and unrealized gain on investments	11.99	9.88	3.97	2.51	6.99
Total from investment operations	11.58	9.62	3.77	2.32	6.86
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	(0.19)
Net asset value, end of period	$41.74	$37.10	$31.05	$30.83	$30.70
Total return	35.10%	33.99%	14.69%	7.96%	28.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$553,283	$520,172	$525,018	$595,010	$654,966
Ratio of gross expenses to average net assets	1.56%	1.58%	1.61%	1.59%	1.62%
Ratio of expense reimbursements to average net assets	–	–	–	– (ii)	–
Ratio of net expenses to average net assets	1.56%	1.58%	1.61%	1.59%	1.62%
Ratio of net investment loss to average net assets	(1.07)%	(0.80)%	(0.67)%	(0.60)%	(0.48)%
Portfolio turnover rate	78.70%	83.95%	80.36%	64.77%	66.72%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class Y
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$43.91	$35.86	$34.75	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.13)	–(iii)	0.05	0.08	0.02
Net realized and unrealized gain on investments	14.52	11.62	4.61	2.81	5.18
Total from investment operations	14.39	11.62	4.66	2.89	5.20
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	–
Net asset value, end of period	$51.36	$43.91	$35.86	$34.75	$34.05
Total return	36.19%	35.10%	15.69%	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$678,853	$484,362	$337,299	$166,778	$97,889
Ratio of gross expenses to average net assets	0.79%	0.82%	0.84%	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.07)%	(0.09)%	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.01)%	0.14%	0.22%	0.10%
Portfolio turnover rate	78.70%	83.95%	80.36%	64.77%	66.72%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class Z-2
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$43.83	$35.82	$34.74	$34.08	$26.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.14)	(0.02)	0.03	0.06	0.07
Net realized and unrealized gain on investments	14.48	11.60	4.60	2.79	7.76
Total from investment operations	14.34	11.58	4.63	2.85	7.83
Distributions from net realized gains	(6.94)	(3.57)	(3.55)	(2.19)	(0.19)
Net asset value, end of period	$51.23	$43.83	$35.82	$34.74	$34.08
Total return	36.13%	35.02%	15.56%	8.80%	29.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$640,412	$539,253	$464,636	$463,046	$436,145
Ratio of gross expenses to average net assets	0.79%	0.82%	0.83%	0.82%	0.84%
Ratio of expense reimbursements to average net assets	–	–	–	– (ii)	–
Ratio of net expenses to average net assets	0.79%	0.82%	0.83%	0.82%	0.84%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.05)%	0.10%	0.16%	0.22%
Portfolio turnover rate	78.70%	83.95%	80.36%	64.77%	66.72%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class A
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$50.77	$37.33	$34.00	$31.74	$23.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.25)	(0.07)	– (ii)	(0.06)	0.01
Net realized and unrealized gain on investments	17.97	14.29	4.95	3.55	7.78
Total from investment operations	17.72	14.22	4.95	3.49	7.79
Dividends from net investment income	–	(0.02)	–	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$65.10	$50.77	$37.33	$34.00	$31.74
Total return(iii)	36.37%	38.75%	15.56%	11.33%	32.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$118,641	$89,028	$53,533	$43,621	$23,693
Ratio of gross expenses to average net assets	0.92%	0.95%	1.00%	1.03%	1.11%
Ratio of net expenses to average net assets	0.92%	0.95%	1.00%	1.03%	1.11%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.16)%	(0.01)%	(0.17)%	0.03%
Portfolio turnover rate	107.82%	99.52%	134.50%	135.54%	98.57%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class C
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$47.63	$35.30	$32.47	$30.59	$23.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.65)	(0.38)	(0.26)	(0.31)	(0.21)
Net realized and unrealized gain on investments	16.76	13.47	4.71	3.42	7.53
Total from investment operations	16.11	13.09	4.45	3.11	7.32
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$60.35	$47.63	$35.30	$32.47	$30.59
Total return(ii)	35.33%	37.73%	14.68%	10.51%	31.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,664	$57,067	$37,169	$26,366	$18,660
Ratio of gross expenses to average net assets	1.68%	1.71%	1.75%	1.80%	1.90%
Ratio of net expenses to average net assets	1.68%	1.71%	1.75%	1.80%	1.90%
Ratio of net investment loss to average net assets	(1.19)%	(0.91)%	(0.77)%	(0.93)%	(0.79)%
Portfolio turnover rate	107.82%	99.52%	134.50%	135.54%	98.57%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$51.07	$37.56	$34.17	$31.88	$24.06
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.23)	(0.03)	0.01	(0.05)	0.01
Net realized and unrealized gain on investments	18.09	14.37	5.00	3.57	7.81
Total from investment operations	17.86	14.34	5.01	3.52	7.82
Dividends from net investment income	– (ii)	(0.07)	–	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$65.54	$51.07	$37.56	$34.17	$31.88
Total return(iii)	36.44%	38.81%	15.66%	11.40%	32.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$77,895	$63,658	$68,705	$37,070	$23,952
Ratio of gross expenses to average net assets	0.89%	0.93%	0.96%	1.02%	1.12%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.04)%	(0.04)%	(0.02)%	–
Ratio of net expenses to average net assets	0.88%	0.89%	0.92%	1.00%	1.12%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.06)%	0.04%	(0.13)%	0.02%
Portfolio turnover rate	107.82%	99.52%	134.50%	135.54%	98.57%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class Y
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 2/28/2017 (commencement of operations) to 10/31/2017(i)
Net asset value, beginning of period	$52.12	$38.29	$34.79	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	0.07	0.12	0.04	(0.01)
Net realized and unrealized gain on investments	18.50	14.65	5.08	3.65	5.48
Total from investment operations	18.44	14.72	5.20	3.69	5.47
Dividends from net investment income	(0.02)	(0.13)	(0.08)	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$67.15	$52.12	$38.29	$34.79	$32.33
Total return(iii)	36.84%	39.17%	15.97%	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$194,908	$121,688	$69,175	$57,880	$4,319
Ratio of gross expenses to average net assets	0.61%	0.63%	0.66%	0.70%	1.51%
Ratio of expense reimbursements to average net assets	(0.03)%	–	(0.01)%	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.58%	0.63%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	(0.10)%	0.16%	0.34%	0.11%	(0.05)%
Portfolio turnover rate	107.82%	99.52%	134.50%	135.54%	98.57%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class Z
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$52.02	$38.21	$34.73	$32.28	$24.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.08)	0.06	0.11	0.05	0.07
Net realized and unrealized gain on investments	18.47	14.64	5.07	3.63	7.91
Total from investment operations	18.39	14.70	5.18	3.68	7.98
Dividends from net investment income	(0.02)	(0.13)	(0.08)	–	–
Distributions from net realized gains	(3.39)	(0.76)	(1.62)	(1.23)	–
Net asset value, end of period	$67.00	$52.02	$38.21	$34.73	$32.28
Total return(ii)	36.81%	39.20%	15.93%	11.74%	32.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,167,256	$746,122	$351,530	$172,900	$61,721
Ratio of gross expenses to average net assets	0.61%	0.63%	0.66%	0.71%	0.84%
Ratio of expense reimbursements to average net assets	–	–	–	(0.02)%	–
Ratio of net expenses to average net assets	0.61%	0.63%	0.66%	0.69%	0.84%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.13%	0.29%	0.15%	0.25%
Portfolio turnover rate	107.82%	99.52%	134.50%	135.54%	98.57%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$40.47	$31.04	$30.20	$28.65	$21.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.45)	(0.27)	(0.21)	(0.25)	(0.13)
Net realized and unrealized gain on investments	16.11	12.27	3.03	1.80	7.19
Total from investment operations	15.66	12.00	2.82	1.55	7.06
Distributions from net realized gains	(5.33)	(2.57)	(1.98)	–	–
Net asset value, end of period	$50.80	$40.47	$31.04	$30.20	$28.65
Total return	41.08%	41.71%	10.76%	5.44%	32.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$85,297	$86,228	$73,274	$79,954	$85,890
Ratio of gross expenses to average net assets	1.27%	1.35%	1.35%	1.34%	1.28%
Ratio of net expenses to average net assets	1.27%	1.35%	1.35%	1.34%	1.28%
Ratio of net investment loss to average net assets	(0.97)%	(0.80)%	(0.70)%	(0.80)%	(0.50)%
Portfolio turnover rate	171.43%	180.30%	182.64%	127.57%	157.49%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund	Class R
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$36.07	$28.06	$27.64	$26.35	$19.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.59)	(0.36)	(0.32)	(0.36)	(0.24)
Net realized and unrealized gain on investments	14.22	10.94	2.72	1.65	6.63
Total from investment operations	13.63	10.58	2.40	1.29	6.39
Distributions from net realized gains	(5.33)	(2.57)	(1.98)	–	–
Net asset value, end of period	$44.37	$36.07	$28.06	$27.64	$26.35
Total return	40.42%	41.03%	10.24%	4.90%	32.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,426	$6,093	$7,952	$10,672	$12,943
Ratio of gross expenses to average net assets	1.75%	1.83%	1.85%	1.82%	1.81%
Ratio of net expenses to average net assets	1.75%	1.83%	1.85%	1.82%	1.81%
Ratio of net investment loss to average net assets	(1.46)%	(1.22)%	(1.18)%	(1.28)%	(1.04)%
Portfolio turnover rate	171.43%	180.30%	182.64%	127.57%	157.49%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund	Class Z-2
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$40.99	$31.31	$30.36	$28.72	$21.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.32)	(0.16)	(0.12)	(0.17)	(0.08)
Net realized and unrealized gain on investments	16.34	12.41	3.05	1.81	7.21
Total from investment operations	16.02	12.25	2.93	1.64	7.13
Distributions from net realized gains	(5.33)	(2.57)	(1.98)	–	–
Net asset value, end of period	$51.68	$40.99	$31.31	$30.36	$28.72
Total return	41.50%	42.18%	11.08%	5.74%	33.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,469	$17,452	$12,409	$11,316	$8,810
Ratio of gross expenses to average net assets	0.97%	1.05%	1.09%	1.08%	1.14%
Ratio of expense reimbursements to average net assets	–	(0.01)%	(0.04)%	(0.03)%	(0.09)%
Ratio of net expenses to average net assets	0.97%	1.04%	1.05%	1.05%	1.05%
Ratio of net investment loss to average net assets	(0.68)%	(0.48)%	(0.40)%	(0.53)%	(0.31)%
Portfolio turnover rate	171.43%	180.30%	182.64%	127.57%	157.49%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund	Class I
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$25.77	$21.49	$22.53	$20.52	$14.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.32)	(0.24)	(0.25)	(0.22)	(0.14)
Net realized and unrealized gain on investments	7.80	8.32	1.95	2.81	5.83
Total from investment operations	7.48	8.08	1.70	2.59	5.69
Dividends from net investment income	–	(0.03)	–	–	–
Distributions from net realized gains	(1.55)	(3.77)	(2.74)	(0.58)	–
Net asset value, end of period	$31.70	$25.77	$21.49	$22.53	$20.52
Total return	29.64%	44.12%	10.20%	12.96%	38.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$180,795	$152,183	$95,853	$132,526	$130,527
Ratio of gross expenses to average net assets	1.24%	1.30%	1.35%	1.32%	1.32%
Ratio of net expenses to average net assets	1.24%	1.30%	1.35%	1.32%	1.32%
Ratio of net investment loss to average net assets	(1.04)%	(1.10)%	(1.16)%	(1.00)%	(0.77)%
Portfolio turnover rate	41.10%	23.78%	14.93%	28.20%	29.70%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund	Class R
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$19.92	$17.48	$18.97	$17.44	$12.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.35)	(0.27)	(0.28)	(0.27)	(0.19)
Net realized and unrealized gain on investments	5.98	6.48	1.53	2.38	4.96
Total from investment operations	5.63	6.21	1.25	2.11	4.77
Distributions from net realized gains	(1.55)	(3.77)	(2.74)	(0.58)	–
Net asset value, end of period	$24.00	$19.92	$17.48	$18.97	$17.44
Total return	29.02%	43.38%	9.67%	12.48%	37.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,751	$9,940	$8,690	$9,238	$11,253
Ratio of gross expenses to average net assets	1.73%	1.80%	1.81%	1.77%	1.82%
Ratio of net expenses to average net assets	1.73%	1.80%	1.81%	1.77%	1.82%
Ratio of net investment loss to average net assets	(1.51)%	(1.58)%	(1.63)%	(1.44)%	(1.27)%
Portfolio turnover rate	41.10%	23.78%	14.93%	28.20%	29.70%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund	Class Z-2
	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017
Net asset value, beginning of period	$26.10	$21.76	$22.70	$20.60	$14.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.18)	(0.17)	(0.15)	(0.09)
Net realized and unrealized gain on investments	7.92	8.42	1.97	2.83	5.85
Total from investment operations	7.68	8.24	1.80	2.68	5.76
Dividends from net investment income	–	(0.13)	–	–	–
Distributions from net realized gains	(1.55)	(3.77)	(2.74)	(0.58)	–
Net asset value, end of period	$32.23	$26.10	$21.76	$22.70	$20.60
Total return	30.05%	44.55%	10.61%	13.35%	38.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$169,918	$98,954	$47,863	$49,552	$67,268
Ratio of gross expenses to average net assets	0.94%	0.99%	1.02%	1.00%	1.03%
Ratio of expense reimbursements to average net assets	–	(0.01)%	(0.03)%	(0.01)%	(0.04)%
Ratio of net expenses to average net assets	0.94%	0.98%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.76)%	(0.79)%	(0.81)%	(0.66)%	(0.51)%
Portfolio turnover rate	41.10%	23.78%	14.93%	28.20%	29.70%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge and Class Y, Z and Z-2 Shares are generally subject to a minimum initial investment of $500,000. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a)   Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the meetings are held on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b)   Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)   Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(d)   Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)   Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(f)    Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(g)   Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among each Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(h)          Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)   Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.72%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b) Tier 1 rate is paid on all assets.
(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, listed in the table below:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	CLASS								FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I		R	Y	Z	Z-2	OCTOBER 31, 2021
Alger Capital Appreciation Institutional Fund	–	–	–		–	0.75%	–	0.85%(a)	$285,103
Alger Focus Equity Fund	–	–	–	(b)	–	0.58%(b)	0.63%(b)	–	46,058
Alger Mid Cap Growth Institutional Fund	–	–	–		–	–	–	0.99%(c)	–
Alger Small Cap Growth Institutional Fund	–	–	–		–	–	–	0.99%	–

(a) Prior to March 1, 2021, the Alger Capital Appreciation Institutional Fund Class Z-2 shares had no expense cap.
(b) Prior to March 1, 2021, the expense cap for the Alger Focus Equity Fund Class shares I was 0.89%, Class Y shares 0.65% and Class Z shares was 0.68%.
(c) Prior to March 1, 2021, the expense cap for the Alger Mid Cap Growth Institutional Fund Class Z-2 was 1.05%.

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management, after repayment of the recoupment is taken into account. For the year ended October 31, 2021, the recoupments made by the Funds to the Investment Manager for the Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund were
$20,987, $1,090 and $2,110, respectively.

(b)   Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)  Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, LLC, the Trust’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/ or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d)   Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2021, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Focus Equity Fund	$6,220

(e)    Brokerage Commissions: During the year ended October 31, 2021, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $391,662,
$103,876, $37,711 and $25,985, respectively, in connection with securities transactions.

(f)    Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2021, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,647,424, $87,120, $55,332 and $94,344, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g)   Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to January 1, 2021, each Independent Trustee received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)    Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended October 31, 2021.

(i)    Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. As of October 31, 2021, Alger Capital Appreciation Institutional Fund borrowed $7,113,799, including interest, from Alger Small Cap Focus Fund at a rate of 1.04%, which was payable November 2, 2021 and categorized as Level 2 within the fair value hierarchy.

During the year ended October 31, 2021, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interfund loan interest expenses of $55,456, $2,140, $3,008 and $244, respectively, which are included in interest in the accompanying Statements of Operations.

(j)    Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2021, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	–	–	415	–	4,518
Alger Focus Equity Fund	14,581	–	408	38,745	–
Alger Mid Cap Growth Institutional Fund	–	–	–	–	4,909
Alger Small Cap Growth Institutional Fund	–	–	–	–	7,733

(k)    Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I shares and Class R shares of the applicable Funds with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each applicable Fund pay Alger LLC a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities and short-term securities, for the year ended October 31, 2021:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$3,135,076,307	$3,837,773,373
Alger Focus Equity Fund	1,561,685,758	1,462,595,205
Alger Mid Cap Growth Institutional Fund	223,826,948	259,562,543
Alger Small Cap Growth Institutional Fund	174,760,155	139,176,982

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ Custodian (the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statement of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2021, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Institutional Fund	$6,321,615	1.24%
Alger Focus Equity Fund	235,296	1.21
Alger Mid Cap Growth Institutional Fund	298,840	1.08
Alger Small Cap Growth Institutional Fund	29,524	1.26

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2021 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$95,005,000
Alger Focus Equity Fund	8,203,337
Alger Mid Cap Growth Institutional Fund	23,261,821
Alger Small Cap Growth Institutional Fund	2,427,781

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	6,932,849	$308,319,220	9,512,752	$354,784,336
Dividends reinvested	7,958,967	329,262,481	5,785,382	196,992,265
Shares redeemed	(17,543,284)	(777,044,318)	(23,770,207)	(892,971,436)
Net decrease	(2,651,468)	$(139,462,617)	(8,472,073)	$(341,194,835)
Class R:
Shares sold	1,177,042	$44,215,802	1,740,073	$56,013,443
Dividends reinvested	2,698,455	93,258,631	1,943,976	57,114,016
Shares redeemed	(4,640,710)	(175,648,393)	(6,570,339)	(211,437,040)
Net decrease	(765,213)	$(38,173,960)	(2,886,290)	$(98,309,581)
Class Y:
Shares sold	3,730,299	$170,087,788	4,082,027	$154,355,254
Dividends reinvested	1,699,103	71,753,136	925,653	31,953,564
Shares redeemed	(3,243,335)	(149,405,709)	(3,383,026)	(131,885,832)
Net increase	2,186,067	$92,435,215	1,624,654	$54,422,986
Class Z-2:
Shares sold	1,841,479	$84,954,469	3,153,670	$122,079,625
Dividends reinvested	1,986,371	83,705,657	1,327,202	45,761,941
Shares redeemed	(3,630,137)	(165,261,002)	(5,147,635)	(190,636,417)
Net increase (decrease)	197,713	$3,399,124	(666,763)	$(22,794,851)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	525,001	$30,364,913	756,504	$33,006,385
Shares converted from Class C	43,235	2,591,544	197	10,336
Dividends reinvested	101,841	5,447,453	28,146	1,090,390
Shares redeemed	(601,268)	(34,069,982)	(465,365)	(20,261,503)
Net increase	68,809	$4,333,928	319,482	$13,845,608
Class C:
Shares sold	190,103	$10,358,874	333,777	$13,412,154
Shares converted to Class A	(46,498)	(2,591,544)	(210)	(10,336)
Dividends reinvested	79,104	3,948,864	20,918	765,179
Shares redeemed	(250,063)	(13,450,785)	(209,117)	(8,245,048)
Net increase (decrease)	(27,354)	$(1,734,591)	145,368	$5,921,949
Class I:
Shares sold	389,234	$22,473,460	1,023,198	$42,760,856
Dividends reinvested	75,865	4,083,795	37,422	1,457,601
Shares redeemed	(522,965)	(29,204,622)	(1,643,204)	(77,930,953)
Net decrease	(57,866)	$(2,647,367)	(582,584)	$(33,712,496)
Class Y:
Shares sold	824,636	$47,977,736	916,312	$44,292,550
Dividends reinvested	145,885	8,025,161	35,839	1,421,385
Shares redeemed	(402,682)	(24,278,303)	(424,315)	(18,968,811)
Net increase	567,839	$31,724,594	527,836	$26,745,124
Class Z:
Shares sold	5,731,504	$340,685,196	8,107,523	$359,259,793
Dividends reinvested	914,460	50,203,839	210,801	8,343,502
Shares redeemed	(3,566,328)	(210,194,962)	(3,175,558)	(143,485,416)
Net increase	3,079,636	$180,694,073	5,142,766	$224,117,879

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	482,262	$22,388,935	318,705	$10,667,833
Dividends reinvested	265,104	11,365,021	194,914	5,771,390
Shares redeemed	(1,198,853)	(56,354,630)	(743,767)	(24,028,366)
Net decrease	(451,487)	$(22,600,674)	(230,148)	$(7,589,143)
Class R:
Shares sold	45,297	$1,843,906	43,711	$1,263,197
Dividends reinvested	21,723	816,986	23,447	621,356
Shares redeemed	(68,568)	(2,755,560)	(181,655)	(5,260,047)
Net decrease	(1,548)	$(94,668)	(114,497)	$(3,375,494)
Class Z-2:
Shares sold	129,431	$6,238,420	140,999	$5,818,711
Dividends reinvested	45,688	1,987,879	32,511	972,401
Shares redeemed	(108,129)	(4,941,876)	(144,060)	(4,668,744)
Net increase	66,990	$3,284,423	29,450	$2,122,368

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	2,648,139	$81,047,723	4,210,802	$93,971,359
Dividends reinvested	314,052	9,029,003	870,649	16,394,317
Shares redeemed	(3,165,178)	(96,910,193)	(3,635,194)	(82,214,311)
Net increase (decrease)	(202,987)	$(6,833,467)	1,446,257	$28,151,365
Class R:
Shares sold	110,776	$2,554,915	95,511	$1,616,821
Dividends reinvested	33,491	732,104	122,794	1,795,254
Shares redeemed	(236,982)	(5,506,915)	(216,466)	(3,631,533)
Net increase (decrease)	(92,715)	$(2,219,896)	1,839	$(219,458)
Class Z-2:
Shares sold	3,681,090	$115,278,838	2,100,922	$50,447,038
Dividends reinvested	213,917	6,235,667	437,592	8,322,998
Shares redeemed	(2,414,400)	(74,907,265)	(946,708)	(20,639,693)
Net increase	1,480,607	$46,607,240	1,591,806	$38,130,343

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2021 and the year ended October 31, 2020 was as follows:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2021	FOR THE YEAR ENDED OCTOBER 31, 2020
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	589,405,893	338,417,093
Total distributions paid	$589,405,893	$338,417,093

Alger Focus Equity Fund
Distributions paid from:
Ordinary Income	$18,668,802	$3,368,769
Long-term capital gain	54,165,715	10,020,777
Total distributions paid	$72,834,517	$13,389,546

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$5,723,959	$—
Long-term capital gain	8,887,588	7,638,251
Total distributions paid	$14,611,547	$7,638,251

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$393,437
Long-term capital gain	16,559,745	26,479,588
Total distributions paid	$16,559,745	$26,873,025

As of October 31, 2021, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$11,978,576
Undistributed long-term gains	660,708,683
Net accumulated earnings	672,687,259
Capital loss carryforwards	—
Late year ordinary income losses	—
Net unrealized appreciation	1,984,547,094
Total accumulated earnings	$2,657,234,353

Alger Focus Equity Fund
Undistributed ordinary income	$29,008,941
Undistributed long-term gains	169,044,819
Net accumulated earnings	198,053,760
Capital loss carryforwards	—
Net unrealized appreciation	487,862,273
Total accumulated earnings	$685,916,033

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$16,904,956
Undistributed long-term gains	29,744,442
Net accumulated earnings	46,649,398
Capital loss carryforwards	—
Net unrealized appreciation	23,006,550
Total accumulated earnings	$69,655,948

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	57,641,153
Net accumulated earnings	57,641,153
Capital loss carryforwards	—
Late year ordinary income losses	(3,364,037)
Net unrealized appreciation	138,823,389
Total accumulated earnings	$193,100,505

During the year ended October 31, 2021, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2021:

Alger Capital Appreciation Institutional Fund
Distributable earnings	$(68,796,805)
Paid-in Capital	$68,796,805

Alger Small Cap Growth Institutional Fund
Distributable earnings	$1,471,024
Paid-in Capital	$(1,471,024)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2021 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$507,779,245	$507,779,245	$—	$—
Consumer Discretionary	954,685,184	896,068,030	57,277,358	1,339,796
Energy	3,103,120	3,103,120	—	—
Financials	164,907,081	164,907,081	—	—
Healthcare	317,707,936	317,707,936	—	—
Industrials	209,138,027	209,138,027	—	—
Information Technology	1,966,515,093	1,966,515,093	—	—
Materials	14,694,503	14,694,503	—	—
TOTAL COMMON STOCKS	$4,138,530,189	$4,079,913,035	$57,277,358	$1,339,796
PREFERRED STOCKS
Information Technology	2,688,128	—	—	2,688,128
REAL ESTATE INVESTMENT TRUST
Real Estate	16,189,614	16,189,614	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	4,923,444	—	—	4,923,444
TOTAL INVESTMENTS IN SECURITIES	$4,162,331,375	$4,096,102,649	$57,277,358	$8,951,368

Alger Focus Equity Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	191,650,820		191,650,820	—	—
Consumer Discretionary	321,134,600		310,982,269	10,152,331	—
Consumer Staples	6,625,472		6,625,472	—	—
Financials	88,239,867		88,239,867	—	—
Healthcare	113,435,868		113,435,868	—	—
Industrials	114,575,752		114,575,752	—	—
Information Technology	753,511,543		753,511,543	—	—
TOTAL COMMON STOCKS	$1,589,173,922		$1,579,021,591	$10,152,331	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$1,589,173,922		$1,579,021,591	$10,152,331	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$8,835,392		$8,835,392	$—	$—
Consumer Discretionary	13,735,367		11,567,454	2,167,913	—
Energy	1,159,689		1,159,689	—	—
Financials	7,802,436		7,802,436	—	—
Healthcare	27,347,246		27,347,246	—	—
Industrials	13,817,138		13,817,138	—	—
Information Technology	41,422,609		41,422,609	—	—
Materials	511,190		511,190	—	—
TOTAL COMMON STOCKS	$114,631,067		$112,463,154	$2,167,913	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	317,196		—	—	317,196
REAL ESTATE INVESTMENT TRUST
Real Estate	412,916		412,916	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,260,209		—	—	1,260,209
TOTAL INVESTMENTS IN SECURITIES	$116,621,388		$112,876,070	$2,167,913	$1,577,405

Alger Small Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	23,795,626		23,795,626	—	—
Consumer Discretionary	30,362,864		30,362,864	—	—
Consumer Staples	9,654,750		9,654,750	—	—
Energy	7,888,276		7,888,276	—	—
Financials	6,944,020		6,944,020	—	—
Healthcare	128,828,014		128,828,014	—	—
Industrials	20,249,245		20,249,245	—	—
Information Technology	103,143,581		103,143,581	—	—
Materials	5,950,731		5,950,731	—	—
TOTAL COMMON STOCKS	$336,817,107		$336,817,107	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	7,901,516		—	—	7,901,516
TOTAL PREFERRED STOCKS	$7,901,516		$—	$—	$7,901,516
RIGHTS
Healthcare	396,419		—	—	396,419
REAL ESTATE INVESTMENT TRUST
Real Estate	2,704,195		2,704,195	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,589,729		—	—	2,589,729
TOTAL INVESTMENTS IN SECURITIES	$350,408,966		$339,521,302	$—	$10,887,664

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2020	$7,562,484
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	3,126,497
Included in net change in unrealized appreciation (depreciation) on investments	(3,746,710)
Purchases and sales
Purchases/Conversion	—
Sales/Distributions	(5,602,475)
Closing balance at October 31, 2021	1,339,796
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(3,746,710)

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2020	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	2,688,128
Sales/Conversions	—
Closing balance at October 31, 2021	2,688,128
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

Alger Capital Appreciation Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$3,075,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,848,444
Purchases and sales
Purchases	—
Sales/Conversions	—
Closing balance at October 31, 2021	4,923,444
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$1,848,444

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2020	$11,524
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(11,524)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	— **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(11,524)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2020	$24,901
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(24,901)
Purchases and sales
Purchases	—
Sales/Conversions	—
Closing balance at October 31, 2020	— **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(24,901)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2020	$291,820
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	25,376
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	317,196
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$25,376

Alger Mid Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$550,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	485,209
Purchases and sales
Purchases	225,000
Sales	—
Closing balance at October 31, 2021	1,260,209
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$485,209

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2020	$19,989
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(19,989)
Purchases and sales
Purchases	7,901,516
Sales	—
Closing balance at October 31, 2021	7,901,516 **
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$(19,989)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2020	$364,706
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	31,713
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2021	396,419
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$31,713

Alger Small Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$1,275,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	989,729
Purchases and sales
Purchases	325,000
Sales	—
Closing balance at October 31, 2021	2,589,729
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2021*	$989,729

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation/depreciation on investments in the accompanying statement of operations.
** Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of October 31, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value October 31, 2021		Valuation Methodology	Unobservable Input	Input/Range		Weighted Average Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$1,339,796		Income Approach	Discount Rate	3.28%		N/A
				Probability of Success	15.00%-50.00%		N/A
Preferred Stocks	$2,688,128		Cost Approach	Priced at Cost	N/A		N/A
Special Purpose Vehicle	4,923,444		Market Approach	Transaction Price	N/A		N/A
				Revenue Multiple	28.5x-29.5	x	N/A
Alger Focus Equity Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%		N/A

Alger Mid Cap Growth Institutional Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%		N/A
Rights	317,196		Income Approach	Probability of Success	0.00%-100.00%		N/A
				Discount Rate	3.58%-5.07%		N/A
Special Purpose Vehicle	1,260,209		Market Approach	Transaction Price	N/A		N/A
				Revenue Multiple	28.5x-29.5	x	N/A

Alger Small Cap Growth Institutional Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%		N/A
Preferred Stocks	$7,901,516		Cost Approach	Priced at Cost	N/A		N/A
Rights	396,419		Income Approach	Probability of Success	0.00%-100.00%		N/A
				Discount Rate	3.58%-5.07%		N/A
Special Purpose Vehicle	2,589,729		Market Approach	Transaction Price	N/A		N/A
				Revenue Multiple	28.5x-29.5	x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Institutional Fund	$124,956	$124,956	$–	$–
Bank overdraft	(10,451,126)	–	(10,451,126)	–
Alger Focus Equity Fund	19,352,553	–	19,352,553	–
Alger Mid Cap Growth Institutional Fund	1,046,934	–	1,046,934	–
Alger Small Cap Growth Institutional Fund	8,927,841	–	8,927,841	–

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative instruments held by the Funds throughout the year or as of October 31, 2021.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2021. Information regarding the Funds’ holdings of such securities is set forth in the following table:

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2021
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	$3,075,000	$–	$–	$–	$–	$1,848,444	$4,923,444
Total	$3,075,000	$–	$–	$–	$–	$1,848,444	$4,923,444

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2021
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$11,524	$–	$–	$–	$–	$(11,524)	$–	*
Total	$11,524	$–	$–	$–	$–	$(11,524)	$–	*

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2021
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$24,901	$–	$–	$–	$–	$(24,901)	$–	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	550,000	–	–	–	–	330,616	880,616
Crosslink Ventures Capital LLC, Cl. B	–	225,000	–	–	–	154,593	379,593
Total	$574,901	$225,000	$–	$–	$–	$460,308	$1,260,209

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Value at October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2021
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$19,989	$–	$–	$–	$–	$(19,989)	$–	*
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,275,000	–	–	–	–	766,428	2,041,428
Crosslink Ventures Capital LLC, Cl. B	–	325,000	–	–	–	223,301	548,301
Total	$1,294,989	$325,000	$–	$–	$–	$969,740	$2,589,729

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2021.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2021, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated during the first calendar quarter of year 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

On December 15, 2021, the Alger Mid Cap Growth Institutional Fund paid $33,226,128, representing 45.1% of net asset value, and $19.8525 per share, $3,288,321, representing 51.7% of net asset value, and $19.8525 per share, and $10,135,108, representing 44.3% of net asset value, and $19.8525 per share, for the Class I, Class R and Class Z-2, respectively, for capital gain distributions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Institutional Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Funds comprised of Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Institutional Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
December 21, 2021

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2021 and ending October 31, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During the Six Months Ended October 31, 2021(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2021(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,116.40	$5.97	1.12%
Hypothetical(c)		1,000.00	1,019.56	5.70	1.12
Class R	Actual	1,000.00	1,114.00	8.31	1.56
Hypothetical(c)		1,000.00	1,017.34	7.93	1.56
Class Y	Actual	1,000.00	1,118.20	4.00	0.75
Hypothetical(c)		1,000.00	1,021.42	3.82	0.75
Class Z-2	Actual	1,000.00	1,118.10	4.22	0.79
Hypothetical(c)		1,000.00	1,021.22	4.02	0.79

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,046.30	$4.75	0.92%
		1,000.00	1,020.57	4.69	0.92
Class C	Actual	1,000.00	1,090.10	8.85	1.68
	Hypothetical(c)	1,000.00	1,016.74	8.54	1.68
Class I	Actual	1,000.00	1,104.60	4.67	0.88
	Hypothetical(c)	1,000.00	1,020.77	4.48	0.88
Class Y	Actual	1,000.00	1,106.20	3.08	0.58
	Hypothetical(c)	1,000.00	1,022.28	2.96	0.58
Class Z	Actual	1,000.00	1,106.10	3.24	0.61
	Hypothetical(c)	1,000.00	1,022.13	3.11	0.61

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,086.70	$6.68	1.27%
	Hypothetical(c)	1,000.00	1,018.80	6.46	1.27
Class R	Actual	1,000.00	1,084.00	9.19	1.75
	Hypothetical(c)	1,000.00	1,016.38	8.89	1.75
Class Z-2	Actual	1,000.00	1,088.20	5.11	0.97
	Hypothetical(c)	1,000.00	1,020.32	4.94	0.97

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,007.00	$6.27	1.24%
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.24
Class R	Actual	1,000.00	1,004.60	8.74	1.73
	Hypothetical(c)	1,000.00	1,016.48	8.79	1.73
Class Z-2	Actual	1,000.00	1,008.40	4.76	0.94
	Hypothetical(c)	1,000.00	1,020.47	4.79	0.94

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund designate
$589,405,893, $54,165,715, $8,887,588 and $16,559,745, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2021, 26.62% and 4.92% of Alger Focus Equity Fund’s and Alger Mid Cap Growth Institutional Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 25.87% of Alger Focus Equity Fund’s and 5.04% of Alger Mid Cap Growth Institutional Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2022. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 100 Pearl Street, New York, NY 10004.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	29	None
(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, New York, NY 10004.
(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.
(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer
Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director, Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary, Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.
		2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021
(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, New York, NY 10004.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 22, 2021 (Meeting), the Board of Trustees (Board) of The Alger Institutional Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management or the Manager) and the Trust, on behalf of each Fund (the Management Agreement), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a detailed request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (FUSE), an independent consulting firm. The Board also spoke directly with FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described herein). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing their duties in considering the continuation of the Management Agreement. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class I shares of the Fund (each Fund’s oldest share class).

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs and the Manager’s role in coordinating and overseeing providers of other services to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and products, and adjust portfolios as necessary, as well as to address the changing investment landscape as evidenced, in part, by the recent launch of a suite of actively-managed non- transparent exchange-traded funds. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that Fred Alger Management’s successful flagship offerings support Fred Alger Management’s overall investment capabilities.

The Board considered information provided by the Manager with respect to its business continuity plans, including the continued effectiveness of those plans throughout the ongoing COVID-19 pandemic. The Board further noted the Manager’s ongoing engagement with key service providers with respect to their operations and personnel supporting the Funds during the COVID-19 pandemic.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Following consideration of such information, each Trustee was satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. The Board took into account that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of the Board throughout the year, representatives of the Manager reviewed with the Trustees the recent and longer-term performance of each Fund and, where appropriate, the measures that the Manager was considering, or had implemented during the past year, to address any performance outliers.

The Trustees concluded that each Fund’s performance was acceptable. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Capital Appreciation Institutional Fund - The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was in the first quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. In this regard, the Board considered FUSE’s commentary that the Fund is being managed with its core growth style, making it modestly more “growthy” than its benchmark index.

Alger Focus Equity Fund - The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for the three-, five- and 10-year periods was in the first quartile of its Peer Universe, and for the one-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and 10-year periods.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund - The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed or was equal to the Fund’s benchmark index for the one-, three-, five- and 10-year periods.

Alger Small Cap Growth Institutional Fund – The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the three- and five- year periods was in the first quartile of its Peer Universe, for the 10-year period was in the second quartile of its Peer Universe, and for the one-year period was in the fourth quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the three-, five- and 10-year periods and underperformed for the one- year period. The Board considered the rationale for the Fund’s recent underperformance as outlined by management and FUSE’s commentary, and noted the Fund’s improved relative near-term (3-month period) performance.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Fund (if any), including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes administrative fees.

The Board discussed those factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to each Fund is reasonable. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

Alger Capital Appreciation Institutional Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third and fourth (most expensive) quartiles of its Peer Group, respectively.

Alger Focus Equity Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) and second quartiles of its Peer Group, respectively.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, but that the total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Small Cap Growth Institutional Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, but that the total expenses for the Fund were above the median and in the third quartile of its Peer Group.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the Manager’s standard institutional account fees for accounts of a similar investment type to each of the Funds. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds and those accounts. The Board also received information on fees charged to other funds managed by the Manager.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of  each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits, of Fred Alger Management, in providing investment management and other services to each Fund during the year ended June 30, 2021. The Board also reviewed the profitability methodology and any changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•          Social Security number and
•          Account balances and
•          Transaction history and
•          Purchase history and
•          Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•  Open an account or
•  Make deposits or withdrawals from your account or
•  Give us your contact information or
•  Provide account information or
•  Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•  affiliates from using your information to market to you
•  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality
(1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

100 Pearl Street
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street
New York, NY 10004

Distributor

Fred Alger & Company, LLC
100 Pearl Street
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AIFAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2021	$142,300
October 31, 2020	$138,200

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2021	$20,600
October 31, 2020	$20,000

d) All Other Fees:

October 31, 2021	$9,072
October 31, 2020	$7,888

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2021	$228,972,	€91,934
October 31, 2020	$232,670,	€72,885

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

 a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/ Hal Liebes

Hal Liebes
President

Date:  December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
President

Date:  December 20, 2021

By:	/s/ Michael D. Martins

Michael D. Martins
Treasurer

Date:  December 20, 2021